UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – March 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Growth Fund

Semiannual report
3 | 31 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 22

Message from the Trustees

May 9, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of higher inflation, interest-rate increases by the Federal Reserve, and the global impact of Russia’s attack on Ukraine. Regional surges in Covid-19 infections are also complicating global trade.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions.

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time.

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated a diversified portfolio can perform competitively with an all-stock allocation in the long run.

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

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This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/22. See page 4 and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 17–18.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Dynamic Asset Allocation Growth Fund 5

How were investing conditions for the six-month reporting period ended March 31, 2022?

Overall, the investing environment was challenging for both stock and bond markets. At the start of the period, broad economic reopenings caused a surge in global demand. Supply chain bottlenecks and a global shortage in parts, materials, and labor ensued. U.S. inflation rose and energy prices surged. The U.S. Federal Reserve turned hawkish and began tightening monetary policy. In November 2021, the Fed started to taper its $120 billion-per-month bond-buying program and signaled it would raise interest rates in 2022. The anticipation of rising interest rates curbed investors’ appetite for stocks.

The pandemic also contributed to uncertainty. In early December, the global spread of a new Covid-19 variant, Omicron, caused many countries to reinstate lockdowns. Investors grew concerned over the potential disruptions to global economic growth and public health. Fortunately, the Omicron outbreak was less severe than anticipated, and most countries eased their mobility restrictions by February 2022.

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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Overseas, long-standing tensions in Europe culminated in Russia’s invasion of Ukraine on February 24, 2022. Many governments, including those in the U.S. and Europe, imposed sanctions on Russia, which drove up the price of oil, wheat, metals, and other global commodities. The U.S. dollar strengthened as investors began to favor safer-haven assets, including U.S. Treasuries. At its mid-March meeting, the Fed announced its first interest-rate hike since 2018, adding 0.25% to borrowing costs. The Fed also lowered its U.S. growth estimates and increased its inflation outlook for calendar 2022.

For the six-month reporting period, U.S. stocks returned 5.92%, as measured by the S&P 500 Index. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], fared worse, returning –3.38%. Emerging market stocks, as measured by the MSCI Emerging Markets Index [GD], were among the weakest stock performers, returning –8.08% for the period.

The U.S. 10-year Treasury yield, which helps set borrowing rates from mortgages to corporate debt, began the period at 1.48% and closed the six-month reporting period at 2.32%. Higher interest rates, coupled with geopolitical tensions, weighed on the corporate credit market. High-yield bonds returned –3.47%, as measured by the JPMorgan Developed High Yield Index. Investment-grade bonds returned –5.92%, as measured by the Bloomberg U.S. Aggregate Bond Index.

How did the fund perform for the reporting period?

The fund’s class A shares returned –0.44%, underperforming its primary benchmark, the Russell 3000 Index, which returned 3.51% for the period. The fund also underperformed its secondary custom benchmark, the Putnam Growth Blended Benchmark, which returned 0.15% for the period.

What strategies affected fund performance relative to the custom benchmark during the reporting period?

Dynamic asset allocation decisions lifted performance, as we adjusted the portfolio’s tactical allocation mix several times over the period. The largest boost to fund performance came from our equity allocation decisions. These added value in the first quarter of calendar 2022, when the portfolio benefited from short-term overweight and underweight positions that took advantage of stock market volatility.

In fixed income, the portfolio benefited from a modest underweight position in interest-rate risk, as yields rose sharply with the Fed’s move toward tighter policy. We changed the position to neutral at the beginning of February 2022. Our positions in credit risk remained close to the portfolio’s custom benchmark and did not have a significant impact on fund results.

An out-of-benchmark, modest long position to commodity risk, implemented at the beginning of March 2022, was slightly additive to results. We anticipated that the war in Ukraine and the continued reduction in Covid restrictions would provide support for commodities.

Our active implementation decisions detracted from performance during the period. Our fundamental U.S. large-cap growth, emerging market equity, and international developed equity strategies weighed on results. Strategic global macroeconomic trades in equities and currencies contributed to modest losses. The portfolio experienced slight gains from our quantitative U.S. large-cap core and international developed equity strategies. Our fundamental U.S. large-cap value strategy also ended the period slightly positive.

How did the fund use derivatives during the period?

We purchased and wrote options to help hedge duration and convexity, isolate and hedge

8 Dynamic Asset Allocation Growth Fund

prepayment risk, gain exposure to interest rates, hedge against changes in the values of securities that the portfolio owned or expected to own, generate additional income for the portfolio, enhance returns on securities owned, gain exposure to securities, and manage downside risks. Futures were used to help manage exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. Total return swaps were used to help hedge sector exposure; manage exposure to specific sectors, industries, and securities; and gain exposure to a basket of securities, specific markets, countries, sectors, and industries. Interest-rate swaps were used to hedge interest-rate and prepayment risks and gain exposure to interest rates. Finally, credit default swaps were used to hedge credit and market risks and gain exposure to individual names and baskets of securities.

How is the fund positioned relative to the custom benchmark as of April 1, 2022?

The fund is positioned close to the custom benchmark as of April 1, 2022. The portfolio has a neutral position to equity risk and interest-rate risk and a slightly underweight position to credit risk. Tactically, the portfolio has an out-of-benchmark, modest long position to commodity risk, which was implemented at the beginning of March 2022. We made several changes to our tactical allocation near period-end. We moved our equity position from a modest underweight to neutral and our credit position from a modest overweight to a modest underweight.

What is your outlook for financial markets?

The first few months of 2022 saw significant volatility. High inflation, supply chain disruptions, monetary tightening, and the Russia-Ukraine War fueled sell-offs in stocks and bonds during the period. Looking ahead, we expect market volatility to persist and market sentiment to waver as these issues continue to plague markets, with no clear resolutions in sight, in our view.

Our current outlook on equities is neutral. Stocks are facing major headwinds, including a slowdown in earnings growth, higher interest rates, and ongoing geopolitical turmoil in Ukraine. We have refrained from taking a bearish position on equities given slightly

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Dynamic Asset Allocation Growth Fund 9

bullish signals from our quantitative model, strong economic data, and the Fed’s aggressive efforts to tackle inflation.

In fixed income, our view on credit is modestly bearish. Assuming the pandemic transitions to an endemic, we believe the U.S. credit market is close to where it was in late 2019 before the pandemic began. In our view, the high-yield index has reached peak credit quality and has little room for improvement in the near term.

Our outlook on interest-rate-sensitive fixed income is neutral. Yields have moved higher due to a significant shift in Fed expectations. At the end of 2021, markets had priced in three interest-rate hikes for 2022. By the first quarter-end of calendar 2022, the Fed had raised rates by a quarter percentage point. Markets also priced in six additional rate hikes by year-end. We expect a balanced distribution of outcomes moving forward.

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had no direct exposure to Russian or Ukrainian securities or markets at the end of the period. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (2/8/94)
Before sales charge	8.01%	9.68%	9.47%	11.10%	5.55%	–0.44%
After sales charge	7.79	9.04	8.18	8.93	–0.52	–6.17
Class B (2/16/94)
Before CDSC	7.79	9.03	8.65	10.28	4.78	–0.83
After CDSC	7.79	9.03	8.36	9.45	0.20	–5.16
Class C (9/1/94)
Before CDSC	7.77	9.03	8.65	10.29	4.75	–0.81
After CDSC	7.77	9.03	8.65	10.29	3.85	–1.67
Class P (8/31/16)
Net asset value	8.31	10.04	9.88	11.51	5.86	–0.35
Class R (1/21/03)
Net asset value	7.74	9.41	9.19	10.82	5.25	–0.58
Class R5 (7/2/12)
Net asset value	8.28	9.97	9.75	11.38	5.78	–0.35
Class R6 (7/2/12)
Net asset value	8.32	10.08	9.87	11.51	5.93	–0.28
Class Y (7/14/94)
Net asset value	8.28	9.96	9.73	11.38	5.79	–0.34

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

Dynamic Asset Allocation Growth Fund 11

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Comparative annualized index returns For periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Russell 3000 Index	10.41%	14.28%	15.40%	18.24%	11.92%	3.51%
Putnam Growth Blended
Benchmark*	—†	10.43	11.25	12.97	6.06	0.15
Lipper Mixed-Asset Target
Allocation Growth Funds
category average‡	8.10	8.51	9.10	10.71	4.62	–0.30

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/22, there were 463, 456, 428, 407, 298, and 40 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/22

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1	1
Income	$0.286		$0.098	$0.132	$0.367	$0.222	$0.336	$0.358	$0.338
Capital gains
Long-term gains	1.707		1.707	1.707	1.707	1.707	1.707	1.707	1.707
Short-term gains	0.860		0.860	0.860	0.860	0.860	0.860	0.860	0.860
Total	$2.853		$2.665	$2.699	$2.934	$2.789	$2.903	$2.925	$2.905
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/21	$20.95	$22.23	$20.35	$19.40	$21.29	$20.40	$21.22	$21.29	$21.24
3/31/22	18.11	19.21	17.62	16.65	18.39	17.60	18.35	18.41	18.37

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Dynamic Asset Allocation Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/21	1.02%	1.77%	1.77%	0.64%	1.27%	0.78%	0.68%	0.77%
Annualized expense ratio
for the six-month period
ended 3/31/22*	1.03%	1.78%	1.78%	0.65%	1.28%	0.79%	0.69%	0.78%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes 0.01% from annualizing one-time proxy related costs.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/21 to 3/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.12	$8.84	$8.84	$3.24	$6.36	$3.93	$3.44	$3.88
Ending value (after expenses)	$995.60	$991.70	$991.90	$996.50	$994.20	$996.50	$997.20	$996.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/22, use the following calculation method. To find the value of your investment on 10/1/21, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.19	$8.95	$8.95	$3.28	$6.44	$3.98	$3.48	$3.93
Ending value (after expenses)	$1,019.80	$1,016.06	$1,016.06	$1,021.69	$1,018.55	$1,020.99	$1,021.49	$1,021.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association

16 Dynamic Asset Allocation Growth Fund

(Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large-and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000® Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be

Dynamic Asset Allocation Growth Fund 17

obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2022, Putnam employees had approximately $530,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Dynamic Asset Allocation Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund 19

The fund’s portfolio 3/31/22 (Unaudited)

COMMON STOCKS (75.1%)*	Shares	Value
Advertising and marketing services (0.2%)
Publicis Groupe SA (France)	74,336	$4,515,650
QuinStreet, Inc. †	12,205	141,578
Quotient Technology, Inc. †	17,778	113,424
		4,770,652
Automotive (1.9%)
Ford Motor Co.	450,137	7,611,817
General Motors Co. †	113,754	4,975,600
Genuine Parts Co.	14,900	1,877,698
Porsche Automobil Holding SE (Preference) (Germany)	24,098	2,334,606
PROG Holdings, Inc. †	4,304	123,826
Rivian Automotive, Inc. Class A †	18,500	929,440
Stellantis NV (Italy)	184,222	2,981,154
Tesla, Inc. †	25,361	27,329,014
Toyota Motor Corp. (Japan)	27,400	490,830
TuSimple Holdings, Inc. Class A †	34,600	422,120
United Rentals, Inc. †	9,454	3,358,155
Visteon Corp. †	6,327	690,466
Volvo AB Class B (Sweden)	51,795	966,055
Yamaha Motor Co., Ltd. (Japan)	103,100	2,310,572
		56,401,353
Banking (4.7%)
Alinma Bank (Saudi Arabia)	354,857	3,658,146
Ameris Bancorp	2,544	111,631
Associated Banc-Corp.	5,638	128,321
Atlantic Union Bankshares Corp.	6,439	236,247
Banco Bilbao Vizcaya Argentaria SA (Spain)	528,488	3,021,772
Banco Latinoamericano de Comercio Exterior SA (Panama)	4,282	66,714
Banco Santander SA (Spain)	1,130,726	3,836,513
Bank Central Asia Tbk PT (Indonesia)	6,950,000	3,850,574
Bank Leumi Le-Israel BM (Israel)	281,133	3,017,978
Bank of America Corp.	271,884	11,207,058
Bank of Ireland Group PLC (Ireland) †	608,640	3,866,480
Banner Corp.	4,269	249,865
BNP Paribas SA (France)	67,807	3,860,744
BOC Hong Kong Holdings, Ltd. (Hong Kong)	406,500	1,529,587
Brookline Bancorp, Inc.	8,063	127,557
Byline Bancorp, Inc.	2,625	70,035
Cathay General Bancorp	13,833	619,027
Central Pacific Financial Corp.	4,108	114,613
China Merchants Bank Co., Ltd. Class H (China)	580,500	4,537,982
Citigroup, Inc.	307,573	16,424,398
ConnectOne Bancorp, Inc.	3,773	120,774
Customers Bancorp, Inc. †	10,031	523,016
DBS Group Holdings, Ltd. (Singapore)	278,700	7,327,118
Eagle Bancorp, Inc.	3,169	180,665
East West Bancorp, Inc.	21,900	1,730,538
Enterprise Financial Services Corp.	4,942	233,806
First BanCorp/Puerto Rico (Puerto Rico)	47,672	625,457

20 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (75.1%)* cont.	Shares	Value
Banking cont.
First Busey Corp.	5,303	$134,378
First Commonwealth Financial Corp.	8,229	124,752
First Financial Corp./IN	3,363	145,551
First Foundation, Inc.	4,884	118,632
Flushing Financial Corp.	2,906	64,949
Fulton Financial Corp.	22,362	371,656
Great Southern Bancorp, Inc.	1,728	101,969
Hancock Whitney Corp.	14,135	737,140
Hanmi Financial Corp.	4,857	119,531
Heartland Financial USA, Inc.	4,259	203,708
Hilltop Holdings, Inc.	10,467	307,730
HomeStreet, Inc.	4,828	228,751
Hope Bancorp, Inc.	28,413	456,881
Horizon Bancorp, Inc./IN	6,040	112,767
ICICI Bank, Ltd. (India)	516,794	4,953,553
Independent Bank Corp./MI	3,008	66,176
International Bancshares Corp.	2,956	124,773
Israel Discount Bank, Ltd. Class A (Israel)	191,355	1,188,974
JPMorgan Chase & Co.	200,058	27,271,907
KeyCorp	87,995	1,969,328
Meta Financial Group, Inc.	9,014	495,049
Midland States Bancorp, Inc.	3,053	88,110
Mitsubishi UFJ Financial Group, Inc. (Japan)	694,500	4,310,883
Mizrahi Tefahot Bank, Ltd. (Israel)	6,926	269,420
National Bank Holdings Corp. Class A	4,140	166,759
NBT Bancorp, Inc.	5,389	194,705
Nicolet Bankshares, Inc. †	735	68,774
OceanFirst Financial Corp.	8,429	169,423
OFG Bancorp (Puerto Rico)	7,437	198,122
Peoples Bancorp, Inc./OH	2,223	69,602
PNC Financial Services Group, Inc. (The)	29,749	5,487,203
Popular, Inc. (Puerto Rico)	10,602	866,607
Preferred Bank	1,887	139,808
QCR Holdings, Inc.	1,983	112,218
S&T Bancorp, Inc.	2,267	67,058
State Street Corp.	27,264	2,375,240
Sumitomo Mitsui Financial Group, Inc. (Japan)	44,300	1,413,800
SVB Financial Group †	1,567	876,658
UBS Group AG (Switzerland)	215,192	4,204,207
UMB Financial Corp.	5,035	489,201
United Overseas Bank, Ltd. (Singapore)	132,900	3,117,309
Washington Federal, Inc.	7,989	262,199
Wells Fargo & Co.	16,717	810,106
WesBanco, Inc.	7,399	254,230
		136,586,413
Basic materials (3.7%)
AdvanSix, Inc.	7,043	359,827
Alcoa Corp.	9,200	828,276
American Vanguard Corp.	3,576	72,664

Dynamic Asset Allocation Growth Fund 21

COMMON STOCKS (75.1%)* cont.	Shares	Value
Basic materials cont.
Andersons, Inc. (The)	3,662	$184,052
Anglo American PLC (London Exchange) (United Kingdom)	118,523	6,112,997
Anglo American PLC (Johannesburg Exchange) (United Kingdom)	41,704	2,193,251
Archer-Daniels-Midland Co.	9,700	875,522
Arkema SA (France)	9,333	1,113,452
Asian Paints, Ltd. (India)	28,058	1,133,499
Atkore, Inc. †	7,460	734,362
Avery Dennison Corp.	10,600	1,844,082
Axalta Coating Systems, Ltd. †	33,046	812,271
Balchem Corp.	877	119,886
BHP Group, Ltd. (Australian ASE Exchange) (Australia)	76,368	2,974,530
BHP Group, Ltd. (London Exchange) (Australia)	16,463	631,193
BlueScope Steel, Ltd. (Australia)	131,524	2,032,386
Boise Cascade Co.	8,693	603,903
Brenntag SE (Germany)	73,152	5,914,999
Celanese Corp.	6,210	887,223
CF Industries Holdings, Inc.	8,400	865,704
Codexis, Inc. †	21,653	446,485
Compagnie de Saint-Gobain (France)	92,134	5,482,901
Constellium SE (France) †	36,484	656,712
Corteva, Inc.	106,562	6,125,184
Covestro AG (Germany)	34,045	1,720,232
CRH PLC (Ireland)	166,028	6,647,692
Dow, Inc.	13,588	865,827
DuPont de Nemours, Inc.	58,800	4,326,504
Eastman Chemical Co.	39,388	4,413,819
Eiffage SA (France)	18,640	1,910,556
Fertiglobe PLC (United Arab Emirates) †	964,177	1,313,208
Freeport-McMoRan, Inc. (Indonesia)	171,557	8,533,245
Hindalco Industries, Ltd. (India)	117,654	876,953
Innospec, Inc.	3,577	331,051
Intrepid Potash, Inc. †	3,154	259,070
James Hardie Industries PLC (CDI) (Australia)	61,608	1,854,019
Linde PLC	10,748	3,463,446
LyondellBasell Industries NV Class A	8,300	853,406
Materion Corp.	1,469	125,952
Minerals Technologies, Inc.	3,912	258,779
Misumi Group, Inc. (Japan)	9,100	270,759
Mueller Industries, Inc.	8,896	481,896
Nitto Denko Corp. (Japan)	7,800	559,005
NV5 Global, Inc. †	974	129,834
Olin Corp.	17,284	903,608
Orion Engineered Carbons SA (Luxembourg)	6,994	111,694
PotlatchDeltic Corp. R	12,931	681,852
PPG Industries, Inc.	22,412	2,937,541
Rio Tinto PLC (United Kingdom)	50,301	3,990,174
Sensient Technologies Corp.	1,442	121,056
Sherwin-Williams Co. (The)	14,145	3,530,875
Shin-Etsu Chemical Co., Ltd. (Japan)	19,500	2,971,513

22 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (75.1%)* cont.	Shares	Value
Basic materials cont.
Sibanye Stillwater, Ltd. (South Africa)	133,555	$542,481
Simpson Manufacturing Co., Inc.	1,001	109,149
South32, Ltd. (Australia)	213,514	795,086
Standex International Corp.	1,751	174,960
Stepan Co.	1,744	172,325
Sterling Construction Co., Inc. †	5,282	141,558
Toyo Suisan Kaisha, Ltd. (Japan)	18,500	661,567
Tronox Holdings PLC Class A (United Kingdom)	35,733	707,156
UFP Industries, Inc.	9,402	725,458
Vale Indonesia Tbk PT (Indonesia)	1,579,100	736,057
Vat Group AG (Switzerland)	1,111	423,624
WestRock Co.	19,622	922,823
Weyerhaeuser Co. R	88,346	3,348,313
Zymergen, Inc. †	52,654	152,170
		107,061,654
Broadcasting (0.1%)
Entravision Communications Corp. Class A	24,278	155,622
iHeartMedia, Inc. Class A †	30,617	579,580
Liberty Media Corp.-SiriusXM Series A †	18,977	867,439
		1,602,641
Building materials (—%)
Griffon Corp.	8,261	165,468
JELD-WEN Holding, Inc. †	4,943	100,244
Masonite International Corp. †	1,809	160,892
Modine Manufacturing Co. †	7,700	69,377
		495,981
Capital goods (4.1%)
A.O. Smith Corp.	13,200	843,348
Acuity Brands, Inc.	8,000	1,514,400
Aerojet Rocketdyne Holdings, Inc. †	18,061	710,700
AGCO Corp.	18,600	2,716,158
Albany International Corp. Class A	1,511	127,408
Allegion PLC (Ireland)	18,400	2,019,952
Allison Transmission Holdings, Inc.	21,900	859,794
Altra Industrial Motion Corp.	15,293	595,356
American Axle & Manufacturing Holdings, Inc. †	31,617	245,348
Argan, Inc.	4,186	169,910
Astec Industries, Inc.	3,189	137,127
Axon Enterprise, Inc. †	6,315	869,765
Barnes Group, Inc.	2,730	109,719
CAE, Inc. (Canada) †	69,885	1,819,028
Carrier Global Corp.	19,355	887,814
Casella Waste Systems, Inc. Class A †	1,509	132,264
Caterpillar, Inc.	4,200	935,844
Clean Harbors, Inc. †	9,100	1,015,924
CNH Industrial NV (United Kingdom)	163,109	2,582,680
Comfort Systems USA, Inc.	3,240	288,392
Crown Holdings, Inc.	7,100	888,139
CTS Corp.	3,520	124,397

Dynamic Asset Allocation Growth Fund 23

COMMON STOCKS (75.1%)* cont.	Shares	Value
Capital goods cont.
Cummins, Inc.	4,063	$833,362
Daikin Industries, Ltd. (Japan)	13,700	2,494,426
Deere & Co.	13,727	5,703,019
Donaldson Co., Inc.	14,200	737,406
Dover Corp.	5,600	878,640
Eaton Corp. PLC	28,814	4,372,813
Emerson Electric Co.	16,000	1,568,800
Encore Wire Corp.	2,154	245,707
ESCO Technologies, Inc.	1,643	114,879
Federal Signal Corp.	3,199	107,966
Fortive Corp.	76,041	4,633,178
Franklin Electric Co., Inc.	1,392	115,592
GEA Group AG (Germany)	31,096	1,284,777
General Dynamics Corp.	27,100	6,535,978
Gentherm, Inc. †	1,669	121,904
Graco, Inc.	12,210	851,281
GrafTech International, Ltd.	12,053	115,950
HEICO Corp.	6,229	956,401
Hillenbrand, Inc.	12,710	561,401
Honeywell International, Inc.	35,711	6,948,646
Johnson Controls International PLC	186,194	12,208,741
Kaman Corp.	4,057	176,398
Koito Manufacturing Co., Ltd. (Japan)	18,600	753,006
Legrand SA (France)	12,647	1,202,312
Lockheed Martin Corp.	9,500	4,193,300
Manitowoc Co., Inc. (The) †	7,336	110,627
Mitsubishi Electric Corp. (Japan)	70,100	806,836
Moog, Inc. Class A	4,640	407,392
MRC Global, Inc. †	17,557	209,104
MYR Group, Inc. †	1,300	122,252
National Presto Industries, Inc.	1,496	115,117
Nordson Corp.	6,200	1,407,896
Northrop Grumman Corp.	19,406	8,678,751
O-I Glass, Inc. †	31,652	417,173
Otis Worldwide Corp.	38,827	2,987,738
Parker Hannifin Corp.	2,714	770,125
Raytheon Technologies Corp.	63,675	6,308,282
Republic Services, Inc.	28,200	3,736,500
Rheinmetall AG (Germany)	11,463	2,433,171
Ryerson Holding Corp.	5,640	197,513
Sandvik AB (Sweden)	121,855	2,587,030
Schneider Electric SE (France)	18,367	3,066,489
Shyft Group, Inc. (The)	2,946	106,380
Sight Sciences, Inc. †	7,675	88,723
Standard Motor Products, Inc.	2,756	118,894
Sturm Ruger & Co., Inc.	5,003	348,309
Terex Corp.	16,711	595,914
Textron, Inc.	32,200	2,395,036
Titan International, Inc. †	11,545	170,058

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (75.1%)* cont.	Shares	Value
Capital goods cont.
Titan Machinery, Inc. †	5,137	$145,172
Toro Co. (The)	10,500	897,645
Toshiba Corp. (Japan)	6,800	258,031
Vinci SA (France)	6,731	688,161
Waste Connections, Inc.	14,547	2,032,216
Waste Management, Inc.	5,600	887,600
Watts Water Technologies, Inc. Class A	824	115,022
Zurn Water Solutions Corp.	17,891	633,341
		121,151,848
Commercial and consumer services (1.5%)
Aramark	80,281	3,018,566
Arrowhead Pharmaceuticals, Inc. †	14,540	668,695
Booking Holdings, Inc. †	1,532	3,597,825
Booz Allen Hamilton Holding Corp.	21,792	1,914,209
Brambles, Ltd. (Australia)	133,955	987,794
Cintas Corp.	2,376	1,010,727
CK Hutchison Holdings, Ltd. (Hong Kong)	598,000	4,384,333
CRA International, Inc.	1,365	115,015
Equifax, Inc.	7,970	1,889,687
Expedia Group, Inc. †	4,864	951,739
FleetCor Technologies, Inc. †	3,597	895,869
Gartner, Inc. †	17,600	5,235,296
ICF International, Inc.	1,239	116,639
John Wiley & Sons, Inc. Class A	2,299	121,916
Laureate Education, Inc.	34,035	403,315
LiveRamp Holdings, Inc. †	11,295	422,320
Mastercard, Inc. Class A	27,269	9,745,395
Medifast, Inc.	625	106,738
Network International Holdings PLC (United Arab Emirates) †	541,352	1,982,436
PayPal Holdings, Inc. †	27,993	3,237,390
Pitney Bowes, Inc.	66,456	345,571
RE/MAX Holdings, Inc. Class A	3,814	105,762
Sofina SA (Belgium)	999	362,285
SP Plus Corp. †	2,837	88,968
Terminix Global Holdings, Inc. †	19,300	880,659
Vectrus, Inc. †	1,672	59,958
		42,649,107
Communication services (2.0%)
American Tower Corp. R	32,916	8,269,158
AT&T, Inc.	336,377	7,948,589
Aviat Networks, Inc. †	4,238	130,403
Cambium Networks Corp. †	8,539	201,862
Charter Communications, Inc. Class A †	7,479	4,079,944
Cogeco Communications, Inc. (Canada)	27,808	2,301,781
Comcast Corp. Class A	165,663	7,756,341
Crown Castle International Corp. R	26,800	4,947,280
EchoStar Corp. Class A †	14,130	343,924
KDDI Corp. (Japan)	102,400	3,363,461
Koninklijke KPN NV (Netherlands)	514,251	1,786,001

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (75.1%)* cont.	Shares	Value
Communication services cont.
Liberty Latin America, Ltd. Class C (Chile) †	44,261	$424,463
MTN Group, Ltd. (South Africa) †	142,089	1,841,094
Nippon Telegraph & Telephone Corp. (Japan)	89,800	2,609,306
Shenandoah Telecommunications Co.	5,938	140,018
SK Telecom Co., Ltd. (South Korea)	32,497	1,520,948
T-Mobile US, Inc. †	19,949	2,560,454
Telesat Corp. (Canada) †	5,910	97,515
Telstra Corp., Ltd. (Australia)	938,998	2,769,203
Verizon Communications, Inc.	116,315	5,925,086
		59,016,831
Communications equipment (0.1%)
Ciena Corp. †	15,094	915,149
Telefonaktiebolaget LM Ericsson Class B (Sweden)	356,075	3,258,079
Viavi Solutions, Inc. †	7,957	127,949
		4,301,177
Computers (4.6%)
A10 Networks, Inc.	28,749	401,049
Agilysys, Inc. †	3,180	126,818
Altair Engineering, Inc. Class A †	1,972	126,997
Apple, Inc.	550,736	96,164,013
Avid Technology, Inc. †	11,420	398,215
Brightcove, Inc. †	8,710	67,938
Cisco Systems, Inc./Delaware	171,600	9,568,416
CommVault Systems, Inc. †	10,112	670,931
Digi International, Inc. †	3,690	79,409
Dropbox, Inc. Class A †	39,067	908,308
Extreme Networks, Inc. †	52,309	638,693
Fortinet, Inc. †	2,800	956,872
NetScout Systems, Inc. †	4,200	134,736
Nutanix, Inc. Class A †	32,600	874,332
OneSpan, Inc. †	6,032	87,102
Outbrain, Inc. †	10,130	108,695
PlayAGS, Inc. †	6,516	43,462
Pure Storage, Inc. Class A †	25,000	882,750
Qualys, Inc. †	3,359	478,355
Roper Technologies, Inc.	1,990	939,738
ServiceNow, Inc. †	6,347	3,534,581
Snowflake, Inc. Class A †	29,221	6,695,408
Sprout Social, Inc. Class A †	10,534	843,984
SS&C Technologies Holdings, Inc.	11,516	863,930
Super Micro Computer, Inc. †	2,989	113,791
Synopsys, Inc. †	24,400	8,131,788
Xperi Holding Corp.	25,668	444,570
		134,284,881
Conglomerates (0.4%)
3M Co.	5,557	827,326
AMETEK, Inc.	37,250	4,960,955
General Electric Co.	7,746	708,759

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (75.1%)* cont.	Shares	Value
Conglomerates cont.
Mitsubishi Corp. (Japan)	106,200	$4,001,413
SPX Corp. †	5,740	283,613
		10,782,066
Consumer (0.3%)
LVMH Moet Hennessy Louis Vuitton SA (France)	8,069	5,745,688
Pandora A/S (Denmark)	18,408	1,741,578
Signet Jewelers, Ltd.	8,800	639,760
		8,127,026
Consumer finance (0.7%)
Capital One Financial Corp.	26,684	3,503,342
Discover Financial Services	7,736	852,430
LendingClub Corp. †	24,796	391,281
Mr. Cooper Group, Inc. †	14,606	667,056
Navient Corp.	35,151	598,973
OneMain Holdings, Inc.	18,087	857,505
Oportun Financial Corp. †	4,272	61,346
PagSeguro Digital, Ltd. Class A (Brazil) †	55,543	1,113,637
PennyMac Financial Services, Inc.	10,087	536,628
SLM Corp.	59,400	1,090,584
Synchrony Financial	23,222	808,358
Visa, Inc. Class A	38,812	8,607,337
		19,088,477
Consumer staples (5.1%)
ACCO Brands Corp.	19,712	157,696
Airbnb, Inc. Class A †	10,521	1,807,087
Asahi Group Holdings, Ltd. (Japan)	79,300	2,878,874
Bloomin’ Brands, Inc.	6,596	144,716
Cargurus, Inc. †	17,436	740,333
Carlsberg A/S Class B (Denmark)	6,187	755,398
Cars.com, Inc. †	13,419	193,636
ChannelAdvisor Corp. †	6,677	110,638
China Mengniu Dairy Co., Ltd. (China)	428,000	2,298,268
Chipotle Mexican Grill, Inc. †	1,982	3,135,583
Coca-Cola Co. (The)	143,500	8,897,000
Coca-Cola Consolidated, Inc.	861	427,788
Coca-Cola Europacific Partners PLC (United Kingdom)	72,006	3,500,212
Coca-Cola HBC AG (Italy)	40,126	836,789
Coles Group, Ltd. (Australia)	184,497	2,459,114
Colgate-Palmolive Co.	97,358	7,382,657
Copart, Inc. †	7,100	890,837
CoreCivic, Inc. †	25,836	288,588
Costco Wholesale Corp.	12,257	7,058,194
Diageo PLC (United Kingdom)	164,776	8,328,305
Dino Polska SA (Poland) †	17,246	1,377,888
DoorDash, Inc. Class A †	7,600	890,644
Estee Lauder Cos., Inc. (The) Class A	10,605	2,887,954
EverQuote, Inc. Class A †	11,622	188,044
Ferguson PLC (United Kingdom)	20,761	2,818,097
G-III Apparel Group, Ltd. †	4,446	120,264

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (75.1%)* cont.	Shares	Value
Consumer staples cont.
Heidrick & Struggles International, Inc.	3,828	$151,512
Herc Holdings, Inc.	830	138,685
Hershey Co. (The)	4,229	916,128
Hostess Brands, Inc. †	16,961	372,124
Imperial Brands PLC (United Kingdom)	115,645	2,435,026
Ingles Markets, Inc. Class A	2,690	239,545
ITOCHU Corp. (Japan)	44,000	1,492,570
Itron, Inc. †	14,077	741,576
JD.com, Inc. Class A (China) †	27,070	792,822
JD.com, Inc. ADR (China) †	12,670	733,213
Jeronimo Martins SGPS SA (Portugal)	150,922	3,615,606
John B. Sanfilippo & Son, Inc.	1,468	122,490
Keurig Dr Pepper, Inc.	104,990	3,979,121
Kforce, Inc.	3,664	271,026
Koninklijke Ahold Delhaize NV (Netherlands)	99,408	3,195,593
Korn Ferry	10,574	686,676
L’Oreal SA (France)	10,979	4,394,518
ManpowerGroup, Inc.	10,900	1,023,728
McDonald’s Corp.	20,400	5,044,512
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	32,200	1,341,166
MercadoLibre, Inc. (Argentina) †	1,271	1,511,829
Nestle SA (Switzerland)	26,804	3,479,717
Netflix, Inc. †	2,357	882,909
Nissin Food Products Co., Ltd. (Japan)	10,900	765,424
PepsiCo, Inc.	35,299	5,908,347
Perdoceo Education Corp. †	25,409	291,695
Philip Morris International, Inc.	98,600	9,262,484
Primo Water Corp.	26,525	377,981
Procter & Gamble Co. (The)	91,419	13,968,823
Recruit Holdings Co., Ltd. (Japan)	41,600	1,821,134
Resideo Technologies, Inc. †	4,687	111,691
Resources Connection, Inc.	4,134	70,857
Sally Beauty Holdings, Inc. †	34,353	536,937
Shoprite Holdings, Ltd. (South Africa)	86,694	1,399,003
Simply Good Foods Co. (The) †	10,669	404,889
Starbucks Corp.	30,100	2,738,197
Swedish Match AB (Sweden)	172,428	1,297,011
TriNet Group, Inc. †	7,453	733,077
TrueCar, Inc. †	31,444	124,204
Tyson Foods, Inc. Class A	11,373	1,019,362
Uber Technologies, Inc. †	148,301	5,291,380
Udemy, Inc. †	9,955	124,039
Ulta Beauty, Inc. †	2,200	876,084
United Natural Foods, Inc. †	13,374	553,015
USANA Health Sciences, Inc. †	1,416	112,501
Veritiv Corp. †	3,602	481,191
Wendy’s Co. (The)	41,994	922,608
Yakult Honsha Co., Ltd. (Japan)	22,600	1,206,270
		148,534,900

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (75.1%)* cont.	Shares	Value
Electronics (3.9%)
Advanced Micro Devices, Inc. †	54,617	$5,971,823
Agilent Technologies, Inc.	24,800	3,281,784
Alpha & Omega Semiconductor, Ltd. †	12,226	668,151
Ambarella, Inc. †	1,414	148,357
ASPEED Technology, Inc. (Taiwan)	9,000	1,015,090
CEVA, Inc. †	4,660	189,429
Cirrus Logic, Inc. †	10,128	858,753
Contemporary Amperex Technology Co., Ltd. Class A (China)	13,600	1,089,686
Garmin, Ltd.	10,900	1,292,849
Hoya Corp. (Japan)	55,100	6,287,555
Intel Corp.	18,050	894,558
Knowles Corp. †	20,317	437,425
Lattice Semiconductor Corp. †	10,057	612,974
MACOM Technology Solutions Holdings, Inc. †	11,775	704,969
Marvell Technology, Inc.	59,866	4,292,991
MediaTek, Inc. (Taiwan)	64,000	1,995,449
Minebea Mitsumi, Inc. (Japan)	41,700	908,387
Monolithic Power Systems, Inc.	1,831	889,280
NVIDIA Corp.	132,890	36,260,365
NXP Semiconductors NV	11,385	2,107,136
Omron Corp. (Japan)	18,000	1,200,109
Qualcomm, Inc.	121,675	18,594,373
Samsung Electronics Co., Ltd. (South Korea)	135,763	7,755,820
Semtech Corp. †	10,159	704,425
Shenzhen Inovance Technology Co., Ltd. Class A (China)	108,950	975,186
Shimadzu Corp. (Japan)	47,500	1,635,651
Sinbon Electronics Co., Ltd. (Taiwan)	91,000	821,677
Synaptics, Inc. †	2,914	581,343
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	122,000	1,965,394
Texas Instruments, Inc.	12,932	2,372,763
Thales SA (France)	35,042	4,424,924
Vishay Intertechnology, Inc.	6,125	120,050
Vontier Corp.	75,599	1,919,459
		112,978,185
Energy (3.1%)
Antero Resources Corp. †	34,066	1,040,035
APA Corp.	26,991	1,115,538
BP PLC (United Kingdom)	657,163	3,211,577
California Resources Corp.	16,254	727,041
Cheniere Energy, Inc.	6,200	859,630
Chevron Corp.	37,200	6,057,276
ConocoPhillips	91,789	9,178,900
DCC PLC (Ireland)	22,960	1,779,512
Denbury, Inc. †	9,902	778,000
Enterprise Products Partners LP	91,687	2,366,441
EOG Resources, Inc.	15,405	1,836,738
Equinor ASA (Norway)	91,150	3,420,235
Exxon Mobil Corp.	133,246	11,004,787
Golar LNG, Ltd. (Norway) †	11,032	273,373

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (75.1%)* cont.	Shares	Value
Energy cont.
Halliburton Co.	80,000	$3,029,600
Marathon Oil Corp.	40,906	1,027,150
Marathon Petroleum Corp.	26,222	2,241,981
NOW, Inc. †	53,413	589,145
Oasis Petroleum, Inc.	8,024	1,173,912
Occidental Petroleum Corp.	14,500	822,730
Oceaneering International, Inc. †	33,295	504,752
Ovintiv, Inc.	23,057	1,246,692
Petroleo Brasileiro SA (Preference) (Brazil)	120,700	848,009
Phillips 66	15,100	1,304,489
PTT Exploration & Production PCL (Thailand)	186,800	808,999
Reliance Industries, Ltd. (India)	133,017	4,603,995
Schlumberger, Ltd.	20,400	842,724
Shell PLC (London Exchange) (United Kingdom)	424,555	11,651,383
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	190,261	5,240,741
SM Energy Co.	19,396	755,474
SunCoke Energy, Inc.	22,476	200,261
Talos Energy, Inc. †	11,487	181,380
Targa Resources Corp.	44,500	3,358,415
Valero Energy Corp.	65,968	6,698,391
Warrior Met Coal, Inc.	5,695	211,341
		90,990,647
Entertainment (0.5%)
Dolby Laboratories, Inc. Class A	11,391	891,004
Leejam Sports Co. JSC (Saudi Arabia)	27,542	922,840
Live Nation Entertainment, Inc. †	27,595	3,246,276
Sonos, Inc. †	25,250	712,555
Sony Group Corp. (Japan)	81,500	8,411,695
Universal Electronics, Inc. †	1,574	49,172
Vail Resorts, Inc.	3,543	922,137
		15,155,679
Financial (1.0%)
3i Group PLC (United Kingdom)	98,614	1,783,821
Ally Financial, Inc.	89,200	3,878,416
Apollo Global Management, Inc.	57,957	3,592,755
BGC Partners, Inc. Class A	80,449	353,976
Carlyle Group, Inc. (The)	18,523	905,960
Deutsche Boerse AG (Germany)	25,969	4,665,038
Hana Financial Group, Inc. (South Korea)	79,113	3,158,306
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	24,800	1,168,749
KB Financial Group, Inc. (South Korea)	61,620	3,097,787
London Stock Exchange Group PLC (United Kingdom)	21,781	2,275,585
LPL Financial Holdings, Inc.	4,487	819,685
MGIC Investment Corp.	62,334	844,626
Partners Group Holding AG (Switzerland)	2,313	2,873,595
Radian Group, Inc.	6,024	133,793
		29,552,092

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (75.1%)* cont.	Shares	Value
Gaming and lottery (0.3%)
Aristocrat Leisure, Ltd. (Australia)	64,087	$1,737,485
Boyd Gaming Corp. †	12,700	835,406
Entain PLC (United Kingdom) †	88,911	1,907,008
Flutter Entertainment PLC (Ireland) †	18,345	2,123,381
GAN, Ltd. (United Kingdom) †	26,754	128,954
Golden Entertainment, Inc. †	5,165	299,932
International Game Technology PLC	24,491	604,438
La Francaise des Jeux SAEM (France)	18,860	747,557
NeoGames SA (Israel) †	3,611	55,718
Red Rock Resorts, Inc. Class A	15,702	762,489
		9,202,368
Government (—%)
Poste Italiane SpA (Italy)	43,144	489,434
		489,434
Health care (9.5%)
Abbott Laboratories	97,200	11,504,592
AbbVie, Inc.	103,432	16,767,361
Abcam PLC (United Kingdom) †	64,204	1,159,942
ABIOMED, Inc. †	3,031	1,003,980
Accuray, Inc. †	34,947	115,675
Agenus, Inc. †	145,105	356,958
Alector, Inc. †	29,782	424,394
Align Technology, Inc. †	1,917	835,812
Alkermes PLC †	21,721	571,480
Allakos, Inc. †	34,775	198,218
AmerisourceBergen Corp.	6,180	956,108
Amgen, Inc.	3,825	924,962
AMN Healthcare Services, Inc. †	7,158	746,794
AnaptysBio, Inc. †	4,167	103,092
AngioDynamics, Inc. †	5,566	119,892
Anthem, Inc.	16,143	7,929,764
Apollo Hospitals Enterprise, Ltd. (India)	46,047	2,727,096
Arbutus Biopharma Corp. †	38,418	114,486
Arvinas, Inc. †	947	63,733
AstraZeneca PLC (United Kingdom)	43,846	5,814,470
AstraZeneca PLC ADR (United Kingdom)	86,220	5,719,835
AtriCure, Inc. †	3,147	206,663
Avanos Medical, Inc. †	4,151	139,059
Baxter International, Inc.	11,202	868,603
Bio-Rad Laboratories, Inc. Class A †	1,617	910,743
BioCryst Pharmaceuticals, Inc. †	11,417	185,640
Bluebird Bio, Inc. †	70,309	340,999
Boston Scientific Corp. †	20,302	899,176
Bristol-Myers Squibb Co.	41,543	3,033,885
Brookdale Senior Living, Inc. †	24,151	170,265
Cara Therapeutics, Inc. †	22,197	269,694
Cardinal Health, Inc.	16,636	943,261
Chimerix, Inc. †	21,098	96,629
Chinook Therapeutics, Inc. †	9,070	148,385

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (75.1%)* cont.	Shares	Value
Health care cont.
Cigna Corp.	3,808	$912,435
Computer Programs and Systems, Inc. †	4,243	146,171
Crinetics Pharmaceuticals, Inc. †	6,907	151,609
CVS Health Corp.	8,447	854,921
Danaher Corp.	29,098	8,535,316
DexCom, Inc. †	8,141	4,164,936
Eagle Pharmaceuticals, Inc./DE †	2,433	120,409
Edwards Lifesciences Corp. †	47,415	5,581,694
Eli Lilly and Co.	24,126	6,908,963
Enanta Pharmaceuticals, Inc. †	7,179	511,001
Eurofins Scientific (Luxembourg)	15,592	1,545,679
Exelixis, Inc. †	40,600	920,402
FibroGen, Inc. †	32,011	384,772
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	24,349	409,146
Fulgent Genetics, Inc. †	9,516	593,894
Getinge AB Class B (Sweden)	34,718	1,381,950
Glaukos Corp. †	3,079	178,028
GlaxoSmithKline PLC (United Kingdom)	130,148	2,806,503
HCA Healthcare, Inc.	19,854	4,975,809
Hologic, Inc. †	27,000	2,074,140
ICON PLC (Ireland) †	10,940	2,660,827
IDEXX Laboratories, Inc. †	6,502	3,556,984
IGM Biosciences, Inc. †	3,299	88,182
Illumina, Inc. †	2,672	933,597
ImmunityBio, Inc. †	47,959	269,050
ImmunoGen, Inc. †	57,240	272,462
Inari Medical, Inc. †	1,596	144,661
Incyte Corp. †	12,796	1,016,258
Inspire Medical Systems, Inc. †	3,699	949,496
Integer Holdings Corp. †	1,527	123,030
Intercept Pharmaceuticals, Inc. †	7,889	128,354
Intuitive Surgical, Inc. †	11,364	3,428,291
Ipsen SA (France)	6,520	814,468
IQVIA Holdings, Inc. †	36,820	8,513,152
iTeos Therapeutics, Inc. †	10,584	340,593
Johnson & Johnson	41,188	7,299,750
Jounce Therapeutics, Inc. †	13,750	93,363
Laboratory Corp. of America Holdings †	5,500	1,450,130
LivaNova PLC (United Kingdom) †	1,593	130,355
Lonza Group AG (Switzerland)	8,549	6,193,608
MacroGenics, Inc. †	13,651	120,265
Masimo Corp. †	5,600	815,024
Max Healthcare Institute, Ltd. (India) †	277,768	1,270,994
McKesson Corp.	38,082	11,658,043
Medpace Holdings, Inc. †	784	128,255
Medtronic PLC	50,500	5,602,975
Merck & Co., Inc.	255,252	20,943,427
Merck KGaA (Germany)	32,345	6,773,976
Meridian Bioscience, Inc. †	13,994	363,284

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (75.1%)* cont.	Shares	Value
Health care cont.
Merit Medical Systems, Inc. †	1,806	$120,135
Moderna, Inc. †	19,300	3,324,618
Molina Healthcare, Inc. †	7,900	2,635,361
Mouwasat Medical Services Co. (Saudi Arabia)	17,135	967,427
Natus Medical, Inc. †	5,406	142,070
NextGen Healthcare, Inc. †	13,155	275,071
NGM Biopharmaceuticals, Inc. †	10,322	157,411
Novartis AG (Switzerland)	66,333	5,817,501
Novavax, Inc. †	10,700	788,055
Novo Nordisk A/S Class B (Denmark)	52,348	5,797,367
Ono Pharmaceutical Co., Ltd. (Japan)	26,600	668,047
Option Care Health, Inc. †	20,766	593,077
Ortho Clinical Diagnostics Holdings PLC †	18,583	346,759
Orthofix Medical, Inc. (Netherlands) †	4,482	146,561
Pfizer, Inc.	97,596	5,052,545
Precision BioSciences, Inc. †	20,748	63,904
Prothena Corp. PLC (Ireland) †	3,273	119,694
Quidel Corp. †	7,700	865,942
Radius Health, Inc. †	23,715	209,403
RAPT Therapeutics, Inc. †	2,856	62,803
Regeneron Pharmaceuticals, Inc. †	13,857	9,678,006
Relay Therapeutics, Inc. †	16,739	500,998
Roche Holding AG (Switzerland)	19,280	7,624,764
Sabra Health Care REIT, Inc. R	9,434	140,472
Sanofi (France)	29,596	3,018,326
Sartorius Stedim Biotech (France)	3,009	1,233,231
Schrodinger, Inc. †	5,348	182,474
Select Medical Holdings Corp.	18,762	450,100
Seres Therapeutics, Inc. †	52,371	372,882
Service Corp. International	13,200	868,824
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	19,500	941,441
Sonic Healthcare, Ltd. (Australia)	109,710	2,888,897
STAAR Surgical Co. †	8,527	681,393
Surmodics, Inc. †	1,897	85,991
Teleflex, Inc.	2,774	984,298
Tenet Healthcare Corp. †	10,903	937,222
Theravance Biopharma, Inc. (Cayman Islands) †	28,521	272,661
Thermo Fisher Scientific, Inc.	9,693	5,725,170
Tivity Health, Inc. †	6,154	197,974
Travere Therapeutics, Inc. †	13,789	355,343
UnitedHealth Group, Inc.	16,830	8,582,795
Vanda Pharmaceuticals, Inc. †	10,623	120,146
Ventyx Biosciences, Inc. †	4,234	57,455
Vertex Pharmaceuticals, Inc. †	37,000	9,655,890
Veru, Inc. †	23,164	111,882
Vir Biotechnology, Inc. †	24,191	622,193
Xencor, Inc. †	6,571	175,314
		280,232,171

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (75.1%)* cont.	Shares	Value
Homebuilding (0.3%)
Beazer Homes USA, Inc. †	11,499	$175,015
Berkeley Group Holdings PLC (The) (United Kingdom)	13,794	671,409
Daiwa House Industry Co., Ltd. (Japan)	74,100	1,935,918
PulteGroup, Inc.	96,907	4,060,403
Skyline Champion Corp. †	9,514	522,128
Toll Brothers, Inc.	17,778	835,922
TRI Pointe Homes, Inc. †	26,592	533,967
		8,734,762
Household furniture and appliances (—%)
Dixon Technologies (India), Ltd. (India)	11,510	650,721
Ethan Allen Interiors, Inc.	4,764	124,197
		774,918
Insurance (2.3%)
AIA Group, Ltd. (Hong Kong)	614,400	6,432,419
Allianz SE (Germany)	18,736	4,474,053
Allstate Corp. (The)	6,300	872,613
American Equity Investment Life Holding Co.	4,664	186,140
American Financial Group, Inc.	6,381	929,201
American International Group, Inc.	80,514	5,053,864
AMERISAFE, Inc.	2,369	117,668
Arch Capital Group, Ltd. †	9,300	450,306
Argo Group International Holdings, Ltd. (Bermuda)	4,078	168,340
Assured Guaranty, Ltd.	80,380	5,116,991
Aviva PLC (United Kingdom)	395,776	2,336,233
AXA SA (France)	197,859	5,778,257
Axis Capital Holdings, Ltd.	15,200	919,144
Berkshire Hathaway, Inc. Class B †	7,101	2,506,014
Chubb, Ltd.	4,256	910,358
CNO Financial Group, Inc.	27,816	697,903
Dai-ichi Life Holdings, Inc. (Japan)	84,800	1,725,171
Employers Holdings, Inc.	3,168	129,951
Equitable Holdings, Inc.	127,195	3,931,597
Essent Group, Ltd.	17,117	705,392
Everest Re Group, Ltd.	3,000	904,140
Fidelity National Financial, Inc.	40,500	1,978,020
Genworth Financial, Inc. Class A †	173,384	655,392
Gjensidige Forsikring ASA (Norway)	19,919	494,153
Horace Mann Educators Corp.	10,998	460,046
Marsh & McLennan Cos., Inc.	5,810	990,140
MetLife, Inc.	115,700	8,131,396
NN Group NV (Netherlands)	6,238	314,400
Old Republic International Corp.	32,986	853,348
ProAssurance Corp.	6,025	161,952
Prudential PLC (United Kingdom)	177,805	2,626,495
Reinsurance Group of America, Inc.	8,446	924,499
Safety Insurance Group, Inc.	1,191	108,202
Selective Insurance Group, Inc.	1,608	143,691
Stewart Information Services Corp.	5,304	321,475
United Fire Group, Inc.	3,298	102,469

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (75.1%)* cont.	Shares	Value
Insurance cont.
Universal Insurance Holdings, Inc.	9,243	$124,688
Unum Group	36,617	1,153,802
W.R. Berkley Corp.	14,421	960,261
Zurich Insurance Group AG (Switzerland)	2,519	1,241,939
		66,092,123
Investment banking/Brokerage (1.1%)
Ameriprise Financial, Inc.	18,900	5,676,804
BlackRock, Inc.	1,157	884,145
Blackstone, Inc.	7,163	909,271
Blucora, Inc. †	7,638	149,323
Charles Schwab Corp. (The)	23,078	1,945,706
Cowen, Inc. Class A	4,533	122,844
Evercore, Inc. Class A	7,839	872,637
Exor NV (Netherlands)	14,788	1,127,911
Goldman Sachs Group, Inc. (The)	49,854	16,456,806
Investor AB Class B (Sweden)	128,897	2,799,130
Moelis & Co. Class A	2,632	123,572
Piper Sandler Cos.	2,096	275,100
Sculptor Capital Management, Inc.	9,732	135,567
SEI Investments Co.	14,564	876,898
Virtu Financial, Inc. Class A	24,700	919,334
Virtus Investment Partners, Inc.	1,547	371,265
		33,646,313
Leisure (—%)
MarineMax, Inc. †	2,645	106,488
MasterCraft Boat Holdings, Inc. †	3,548	87,316
Smith & Wesson Brands, Inc.	35,348	534,815
		728,619
Lodging/Tourism (0.4%)
Bluegreen Vacations Holding Corp. †	3,595	106,304
Hilton Worldwide Holdings, Inc. †	26,095	3,959,655
InterContinental Hotels Group PLC (United Kingdom) †	25,552	1,730,303
Marriott International, Inc./MD Class A †	29,600	5,202,200
Travel + Leisure Co.	14,825	858,961
Wyndham Hotels & Resorts, Inc.	12,500	1,058,625
		12,916,048
Media (0.3%)
FactSet Research Systems, Inc.	2,280	989,862
Interpublic Group of Cos., Inc. (The)	24,300	861,435
Universal Music Group NV (Netherlands)	276,303	7,335,181
Walt Disney Co. (The) †	6,335	868,909
		10,055,387
Miscellaneous (—%)
Centre Testing International Group Co., Ltd. Class A (China)	309,569	956,414
		956,414
Publishing (0.2%)
New York Times Co. (The) Class A	19,588	897,914
News Corp. Class A	38,913	861,923

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (75.1%)* cont.	Shares	Value
Publishing cont.
Scholastic Corp.	2,926	$117,859
Thomson Reuters Corp. (Canada)	24,294	2,637,623
		4,515,319
Real estate (1.8%)
Alexander & Baldwin, Inc. R	7,796	180,789
American Campus Communities, Inc. R	15,828	885,893
Apartment Income REIT Corp. R	16,760	895,990
Apple Hospitality REIT, Inc. R	16,198	291,078
Armada Hoffler Properties, Inc. R	7,688	112,245
AvalonBay Communities, Inc. R	3,800	943,806
Boston Properties, Inc. R	29,366	3,782,341
BrightSpire Capital, Inc. R	13,033	120,555
Brixmor Property Group, Inc. R	34,726	896,278
CBRE Group, Inc. Class A †	39,500	3,615,040
City Office REIT, Inc. (Canada) R	8,193	144,688
CK Asset Holdings, Ltd. (Hong Kong)	322,918	2,207,054
Corporate Office Properties Trust R	4,611	131,598
Country Garden Services Holdings Co, Ltd. (China)	99,000	420,676
CubeSmart R	55,000	2,861,650
Cushman & Wakefield PLC †	30,485	625,247
Dexus (Australia) R	120,553	981,086
EastGroup Properties, Inc. R	4,502	915,167
Equity Lifestyle Properties, Inc. R	12,000	917,760
Essential Properties Realty Trust, Inc. R	21,376	540,813
Extra Space Storage, Inc. R	4,400	904,640
First Industrial Realty Trust, Inc. R	15,050	931,746
Four Corners Property Trust, Inc. R	4,515	122,086
Gaming and Leisure Properties, Inc. R	117,623	5,520,048
Goodman Group (Australia) R	187,372	3,182,469
Granite Point Mortgage Trust, Inc. R	10,428	115,959
Iida Group Holdings Co., Ltd. (Japan)	34,000	588,534
Industrial Logistics Properties Trust R	16,827	381,468
Invitation Homes, Inc. R	21,500	863,870
Jones Lang LaSalle, Inc. †	8,300	1,987,518
Kennedy-Wilson Holdings, Inc.	6,675	162,803
Lamar Advertising Co. Class A R	7,900	917,822
Life Storage, Inc. R	19,100	2,682,213
Link REIT (The) (Hong Kong) R	28,900	246,326
MFA Financial, Inc. R	102,380	412,591
National Health Investors, Inc. R	2,285	134,838
National Storage Affiliates Trust R	12,091	758,831
New Residential Investment Corp. R	82,564	906,553
New York Mortgage Trust, Inc. R	33,154	121,012
Orion Office REIT, Inc. † R	26,626	372,764
Outfront Media, Inc. R	27,041	768,776
Piedmont Office Realty Trust, Inc. Class A R	22,673	390,429
Prologis, Inc. R	5,957	961,936
PS Business Parks, Inc. R	2,384	400,703
Public Storage R	2,900	1,131,812

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (75.1%)* cont.	Shares	Value
Real estate cont.
Realogy Holdings Corp. †	32,092	$503,203
Redwood Trust, Inc. R	34,455	362,811
Retail Opportunity Investments Corp. R	27,362	530,549
RMR Group, Inc. (The) Class A	2,499	77,719
RPT Realty R	15,793	217,470
Simon Property Group, Inc. R	6,646	874,348
SITE Centers Corp. R	8,033	134,231
Starwood Property Trust, Inc. R	35,908	867,896
Sumitomo Realty & Development Co., Ltd. (Japan)	14,800	409,087
Sunstone Hotel Investors, Inc. † R	59,341	699,037
Terreno Realty Corp. R	1,627	120,479
TPG RE Finance Trust, Inc. R	12,514	147,790
Urban Edge Properties R	7,040	134,464
		51,516,585
Retail (5.5%)
Abercrombie & Fitch Co. Class A †	17,244	551,636
Amazon.com, Inc. †	17,171	55,976,601
AutoZone, Inc. †	3,800	7,769,404
BJ’s Wholesale Club Holdings, Inc. †	73,616	4,977,178
BlueLinx Holdings, Inc. †	2,985	214,562
Caleres, Inc.	16,671	322,250
Crocs, Inc. †	1,682	128,505
Dillard’s, Inc. Class A	2,319	622,396
GMS, Inc. †	6,912	344,010
Group 1 Automotive, Inc.	700	117,481
Home Depot, Inc. (The)	16,533	4,948,823
Industria de Diseno Textil SA (Spain)	66,474	1,446,397
JD Sports Fashion PLC (United Kingdom)	1,080,412	2,092,217
Li Ning Co., Ltd. (China)	132,000	1,131,369
Lowe’s Cos., Inc.	3,796	767,513
Lululemon Athletica, Inc. (Canada) †	10,828	3,954,710
Macy’s, Inc.	36,583	891,162
Moncler SpA (Italy)	16,503	919,048
Movado Group, Inc.	3,085	120,469
Nike, Inc. Class B	32,232	4,337,138
O’Reilly Automotive, Inc. †	22,804	15,619,828
Ross Stores, Inc.	10,200	922,692
Ryohin Keikaku Co., Ltd. (Japan)	12,600	146,946
Steven Madden, Ltd.	2,992	115,611
Tapestry, Inc.	22,300	828,445
Target Corp.	61,454	13,041,768
Tilly’s, Inc. Class A	11,729	109,783
TJX Cos., Inc. (The)	64,498	3,907,289
Vista Outdoor, Inc. †	13,995	499,482
WalMart de Mexico (Walmex) SAB de CV (Mexico)	1,153,011	4,725,084
Walmart, Inc.	164,905	24,557,653
Wesfarmers, Ltd. (Australia)	86,601	3,253,993
World Fuel Services Corp.	16,723	452,190
		159,813,633

Dynamic Asset Allocation Growth Fund 37

COMMON STOCKS (75.1%)* cont.	Shares	Value
Semiconductor (1.1%)
Applied Materials, Inc.	33,370	$4,398,166
ASML Holding NV (Netherlands)	9,248	6,168,410
Axcelis Technologies, Inc. †	10,126	764,817
KLA Corp.	2,410	882,205
Lam Research Corp.	1,700	913,937
MaxLinear, Inc. Class A †	11,821	689,755
Parade Technologies, Ltd. (Taiwan)	23,000	1,437,649
Renesas Electronics Corp. (Japan) †	304,900	3,528,050
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	649,350	13,424,944
Tokyo Electron, Ltd. (Japan)	2,400	1,232,338
		33,440,271
Software (5.5%)
Adobe, Inc. †	34,056	15,516,595
American Software, Inc./GA Class A	5,547	115,599
Appian Corp. †	6,945	422,395
Atlassian Corp PLC Class A (Australia) †	15,600	4,583,748
Autodesk, Inc. †	4,100	878,835
Benefitfocus, Inc. †	6,690	84,428
Blackbaud, Inc. †	1,920	114,950
Cadence Design Systems, Inc. †	71,339	11,732,412
Domo, Inc. Class B †	13,273	671,216
Donnelley Financial Solutions, Inc. †	8,572	285,105
Electronic Arts, Inc.	7,000	885,570
Intapp, Inc. †	8,226	197,506
Intuit, Inc.	38,271	18,402,228
Manhattan Associates, Inc. †	9,500	1,317,745
Microsoft Corp.	285,045	87,882,224
NTT Data Corp. (Japan)	68,100	1,335,689
Oracle Corp.	44,190	3,655,839
Oracle Corp. Japan (Japan)	23,500	1,631,973
Pearl Abyss Corp. (South Korea) †	4,872	396,769
Sage Group PLC (The) (United Kingdom)	203,302	1,864,346
Square Enix Holdings Co., Ltd. (Japan)	35,200	1,558,201
Tata Consultancy Services, Ltd. (India)	122,574	6,028,157
Totvs SA (Brazil)	411,155	3,141,706
Workday, Inc. Class A †	3,700	886,002
		163,589,238
Technology services (5.1%)
Accenture PLC Class A	66,232	22,335,417
Alibaba Group Holding, Ltd. (China) †	304,156	4,163,069
Alibaba Group Holding, Ltd. ADR (China) †	18,412	2,003,226
Alphabet, Inc. Class A †	15,245	42,401,681
Alphabet, Inc. Class C †	7,200	20,109,528
Capgemini SE (France)	28,411	6,319,834
CSG Systems International, Inc.	4,711	299,478
DocuSign, Inc. †	21,600	2,313,792
eBay, Inc.	14,931	854,949
Fidelity National Information Services, Inc.	43,381	4,356,320
Globant SA (Argentina) †	3,135	821,589

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (75.1%)* cont.	Shares	Value
Technology services cont.
GoDaddy, Inc. Class A †	10,600	$887,220
HealthStream, Inc. †	4,765	94,919
Meta Platforms, Inc. Class A †	48,804	10,852,058
Mimecast, Ltd. †	9,577	761,946
NAVER Corp. (South Korea)	10,273	2,872,570
Nomura Research Institute, Ltd. (Japan)	68,000	2,223,957
Palo Alto Networks, Inc. †	12,485	7,772,037
Pinterest, Inc. Class A †	162,500	3,999,125
Roku, Inc. †	6,738	844,069
salesforce.com, Inc. †	18,965	4,026,649
SCSK Corp. (Japan)	26,400	452,408
Tencent Holdings, Ltd. (China)	133,911	6,317,303
Zebra Technologies Corp. Class A †	4,568	1,889,782
Ziff Davis, Inc. †	1,166	112,845
		149,085,771
Textiles (0.1%)
Hermes International (France)	2,059	2,920,448
Kontoor Brands, Inc.	2,618	108,254
Oxford Industries, Inc.	1,398	126,519
		3,155,221
Tire and rubber (0.1%)
CIE Generale Des Etablissements Michelin SCA (France)	6,778	915,659
Goodyear Tire & Rubber Co. (The) †	39,598	565,855
		1,481,514
Toys (0.1%)
Nintendo Co., Ltd. (Japan)	6,700	3,380,571
		3,380,571
Transportation (1.6%)
A.P. Moeller-Maersck A/S Class B (Denmark)	297	895,202
ArcBest Corp.	5,534	445,487
Arlo Technologies, Inc. †	15,528	137,578
Copa Holdings SA Class A (Panama) †	15,132	1,265,640
Covenant Logistics Group, Inc.	4,085	87,950
CSX Corp.	215,500	8,070,475
Deutsche Post AG (Germany)	133,456	6,408,361
Dorian LPG, Ltd.	11,524	166,983
Hub Group, Inc. Class A †	4,975	384,120
International Container Terminal Services, Inc. (Philippines)	314,880	1,362,989
Matson, Inc.	7,145	861,830
Nippon Express Holdings, Inc. (Japan)	9,600	659,881
Nippon Yusen KK (Japan)	26,900	2,350,861
Ryder System, Inc.	10,852	860,889
Safe Bulkers, Inc. (Monaco)	34,847	165,872
Saia, Inc. †	2,980	726,584
SFL Corp., Ltd. (Norway)	30,726	312,791
SG Holdings Co., Ltd. (Japan)	15,600	293,997
SkyWest, Inc. †	9,135	263,545
Southwest Airlines Co. †	101,858	4,665,096
Teekay Corp. (Bermuda) †	22,023	69,813

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (75.1%)* cont.	Shares	Value
Transportation cont.
Union Pacific Corp.	48,454	$13,238,118
United Parcel Service, Inc. Class B	3,800	814,948
Yamato Holdings Co., Ltd. (Japan)	47,500	889,215
		45,398,225
Utilities and power (1.9%)
AES Corp. (The)	151,200	3,890,376
ALLETE, Inc.	5,799	388,417
Ameren Corp.	35,216	3,301,852
American Electric Power Co., Inc.	101,101	10,086,847
California Water Service Group	5,762	341,571
Constellation Energy Corp.	49,917	2,807,831
DTE Energy Co.	7,486	989,724
Duke Energy Corp.	8,708	972,335
E.ON SE (Germany)	58,699	682,651
Edison International	14,458	1,013,506
Enel SpA (Italy)	77,802	519,565
Eversource Energy	10,300	908,357
Exelon Corp.	118,468	5,642,631
FirstEnergy Corp.	22,900	1,050,194
Fortum OYJ (Finland)	157,891	2,866,247
Kinder Morgan, Inc.	145,200	2,745,732
New Jersey Resources Corp.	3,735	171,287
NiSource, Inc.	28,600	909,480
Northwest Natural Holding Co.	3,876	200,467
NRG Energy, Inc.	157,403	6,037,979
Osaka Gas Co., Ltd. (Japan)	48,200	827,500
Otter Tail Corp.	2,937	183,563
PNM Resources, Inc.	16,197	772,111
Portland General Electric Co.	10,801	595,675
PPL Corp.	16,100	459,816
SJW Group	3,258	226,692
Southern Co. (The)	46,835	3,396,006
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	15,196
Tokyo Gas Co., Ltd. (Japan)	87,400	1,601,025
Vistra Corp.	39,600	920,700
WEC Energy Group, Inc.	9,100	908,271
Xcel Energy, Inc.	13,058	942,396
		56,376,000
Total common stocks (cost $1,634,732,173)		$2,199,112,515

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.2%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.0%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$441,887	$488,895
5.00%, 5/20/49	18,204	19,274
4.70%, with due dates from 5/20/67 to 8/20/67	124,813	128,069
4.65%, 6/20/67	62,979	64,710
4.50%, 5/20/49	60,948	63,628

40 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.2%)* cont.	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations cont.
Government National Mortgage Association Pass-Through Certificates
4.499%, 3/20/67	$68,207	$70,299
3.00%, TBA, 4/1/52	13,000,000	12,849,730
3.00%, with due dates from 8/20/49 to 4/20/51	14,531,545	14,413,400
		28,098,005
U.S. Government Agency Mortgage Obligations (11.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	165,263	171,504
3.00%, with due dates from 2/1/47 to 1/1/48	5,090,322	5,036,415
2.50%, with due dates from 8/1/50 to 8/1/51	2,456,657	2,354,750
Federal National Mortgage Association Pass-Through Certificates
4.50%, with due dates from 2/1/39 to 4/1/39	20,972	22,077
4.00%, 1/1/57	523,689	544,242
4.00%, with due dates from 6/1/48 to 5/1/49	5,226,600	5,351,476
3.50%, 6/1/56	1,522,477	1,552,343
3.00%, with due dates from 4/1/46 to 11/1/48	7,222,380	7,175,883
2.50%, with due dates from 7/1/50 to 8/1/51	22,436,680	21,492,911
Uniform Mortgage-Backed Securities
6.00%, TBA, 4/1/52	3,000,000	3,200,964
4.00%, TBA, 5/1/52	26,000,000	26,436,732
4.00%, TBA, 4/1/52	23,000,000	23,472,590
3.50%, TBA, 5/1/52	46,000,000	45,910,157
3.50%, TBA, 4/1/52	49,000,000	49,088,048
3.00%, TBA, 6/1/52	12,000,000	11,688,281
3.00%, TBA, 5/1/52	15,000,000	14,641,407
3.00%, TBA, 4/1/52	35,000,000	34,242,579
2.50%, TBA, 5/1/52	22,000,000	20,949,843
2.50%, TBA, 4/1/52	22,000,000	20,992,814
2.50%, TBA, 4/1/37	22,000,000	21,733,604
2.00%, TBA, 4/1/52	13,000,000	12,065,828
		328,124,448
Total U.S. government and agency mortgage obligations (cost $362,827,451)		$356,222,453

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 4.375%, 2/15/38 [i]	$80,000	$101,594
U.S. Treasury Notes
1.50%, 2/15/30 [i]	32,000	30,061
0.75%, 12/31/23 [i]	198,000	193,248
Total U.S. treasury obligations (cost $324,903)		$324,903

CORPORATE BONDS AND NOTES (8.8%)*	Principal amount	Value
Basic materials (0.6%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$465,000	$548,700
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	385,000	338,492
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	80,000	79,460

Dynamic Asset Allocation Growth Fund 41

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Basic materials cont.
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	$260,000	$240,191
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	263,000	275,945
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	235,000	228,197
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	145,000	135,031
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	148,000	153,550
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	310,000	307,244
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	170,000	153,101
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	1,128,000	1,209,780
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	170,000	147,594
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	355,000	359,473
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	100,000	99,000
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)	250,000	250,313
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	150,000	127,896
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	465,000	471,975
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	395,000	406,001
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	190,000	194,275
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	260,000	261,204
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	280,000	313,555
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	495,000	501,188
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	566,000	506,481
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	150,000	137,250
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	150,000	138,000
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	560,000	502,169
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31	130,000	120,222
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	286,000	295,245
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	265,000	238,169
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	150,000	148,500
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	250,000	246,250

42 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.		Principal amount	Value
Basic materials cont.
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		$251,000	$260,310
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		47,000	41,458
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		83,000	74,091
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	170,000	140,646
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$225,000	208,177
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		365,000	339,578
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24		75,000	76,313
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24		65,000	64,742
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		230,000	231,725
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	183,350
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		50,000	45,733
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		580,000	563,102
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26		155,000	148,068
Nufarm Australia, Ltd./Nufarm Americas, Inc. 144A sr. unsec. notes 5.00%, 1/27/30 (Australia)		50,000	49,258
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		67,000	76,850
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		330,000	333,777
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		129,000	134,799
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		260,000	230,100
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28		80,000	73,505
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		355,000	312,400
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		450,000	424,125
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		150,000	134,648
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		255,000	255,566
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22		7,000	7,009
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29		430,000	421,400
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)		215,000	221,396
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		280,000	266,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		275,000	253,751
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		525,000	491,531
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27		265,000	264,747
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51		926,000	761,163
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41		464,000	388,069

Dynamic Asset Allocation Growth Fund 43

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Basic materials cont.
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	$305,000	$391,534
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	106,000	135,860
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	30,000	38,245
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	215,000	217,838
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	165,000	161,444
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	190,000	177,669
		17,734,428
Capital goods (0.6%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec. notes 4.875%, 8/15/26	200,000	190,342
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	120,000	108,858
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	355,000	349,231
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	170,000	170,425
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	165,000	156,375
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	400,000	365,750
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	260,000	234,299
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	240,000	231,222
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	180,000	163,960
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	472,000	439,705
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	394,000	454,907
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	330,000	323,108
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	20,000	20,650
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	335,000	328,300
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	90,000	84,352
Canpack SA/Canpack US, LLC 144A company guaranty sr. unsec. notes 3.875%, 11/15/29 (Poland)	235,000	205,625
CANPACK SA/Eastern PA Land Investment Holding, LLC 144A company guaranty sr. unsec. notes 3.125%, 11/1/25 (Poland)	200,000	185,000
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	144,000	149,116
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	295,000	281,637
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	165,000	186,193
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	235,299
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	100,000	100,535
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	165,000	153,863
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	60,000	56,700

44 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	$50,000	$46,000
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	225,000	226,913
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	315,000	332,325
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	225,000	214,875
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	166,902
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	360,000	328,725
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	435,000	452,400
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	265,214
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	198,000	208,184
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	55,000	47,788
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	225,000	229,383
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	220,000	228,787
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	175,000	161,287
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	395,000	354,513
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	475,000	420,375
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	535,024
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	146,000	148,883
OT Merger Corp. 144A sr. unsec. notes 7.875%, 10/15/29	385,000	333,025
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	145,000	135,516
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	250,000	259,375
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	305,000	255,438
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	200,000	196,526
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40	65,000	72,006
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	445,000	465,160
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	115,000	107,238
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	600,000	568,500
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	860,000	835,150
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	335,000	345,965
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	175,000	167,732
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	275,000	273,261
TK Elevator Holdco GmbH 144A company guaranty sr. unsec. notes 7.625%, 7/15/28 (Germany)	200,000	198,250
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	185,000	186,670
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	305,000	302,713
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	240,000	224,945

Dynamic Asset Allocation Growth Fund 45

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	$160,000	$149,595
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	860,000	882,911
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	120,000	109,514
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32	56,000	54,642
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	265,000	265,837
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	480,000	453,638
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	235,000	249,602
		16,636,239
Communication services (0.9%)
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (Luxembourg)	255,000	266,859
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (Luxembourg)	505,000	435,563
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)	275,000	246,752
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	200,000	183,500
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)	200,000	179,250
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	916,000	828,433
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	154,000	142,901
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	505,000	483,556
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	1,389,000	1,225,051
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	1,250,000	1,110,555
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	547,000	594,087
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	160,000	146,352
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	165,000	167,317
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	1,195,000	1,195,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	1,200,000	1,152,288
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	110,000	103,212
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	180,000	163,350
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	190,000	187,618
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	320,000	287,958
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	543,000	618,142

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	$220,000	$208,980
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	205,000	168,940
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	93,000	96,192
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	130,000	131,113
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	569,000	579,584
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	262,000	254,758
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	8,000	10,342
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.375%, 2/15/25	420,000	426,401
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	33,000	33,287
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	224,000	210,573
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.987%, 11/1/63	107,000	87,561
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.887%, 11/1/51	34,000	28,663
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	84,000	79,557
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	291,000	229,161
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	198,957
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	249,747
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	316,685
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	340,000	341,513
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	773,000	773,978
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	261,385
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	100,000	98,375
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	405,000	402,368
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	165,000	164,588
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	235,000	200,124
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	210,000	198,713
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	115,000	109,538
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	550,000	529,859
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	142,000	135,893
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	820,000	794,068
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	190,000	188,727
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	435,000	417,600

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Communication services cont.
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	$280,000	$262,500
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	325,000	305,932
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	545,000	500,314
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	166,000	223,812
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	880,000	1,019,647
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	250,000	282,203
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	600,000	524,833
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	114,000	114,438
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	782,000	786,571
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	213,000	193,149
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	160,000	144,149
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	15,000	15,402
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	115,000	104,964
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	370,000	376,068
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	245,356
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	815,000	842,715
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	652,000	603,932
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	325,000	301,941
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	335,000	357,230
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,264,000	1,333,361
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	194,000	196,323
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)	580,000	540,125
		26,919,939
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 4.156%, perpetual maturity	134,000	128,473
		128,473
Consumer cyclicals (1.4%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	390,000	362,213
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	240,000	239,400
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	148,000	141,189
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29	390,000	344,044
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	719,106
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	53,000	49,235

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
AMC Entertainment Holdings, Inc. 144A company guaranty notes 10.00% (12.00%), 6/15/26 ‡‡	$325,000	$291,897
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 7.50%, 2/15/29	135,000	131,187
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	320,000	307,421
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	265,000	247,113
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	25,000	23,239
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	90,000	83,813
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	155,000	134,947
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	120,000	122,207
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	250,000	269,688
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	26,000	29,676
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	385,000	404,250
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	210,000	190,575
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	360,000	342,000
Block, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	665,000	608,475
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	321,000	310,077
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	280,000	303,684
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	115,000	114,425
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	365,000	351,769
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	52,000	54,619
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6.25%, 9/15/27 (Canada)	105,000	102,802
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	240,000	217,922
Caesars Entertainment, Inc. 144A sr. notes 6.25%, 7/1/25	580,000	598,815
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	85,000	79,475
Carnival Corp. 144A sr. unsec. notes 7.625%, 3/1/26	270,000	271,763
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	310,000	295,636
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	215,000	200,255
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	185,000	186,850
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	360,000	359,100
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	45,000	47,081
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	230,000	223,100

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	$255,000	$238,139
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	450,000	445,136
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	175,000	175,915
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	515,000	513,895
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	360,000	337,500
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	590,000	536,159
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26	295,000	114,313
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	251,800
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	741,372
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	400,000	373,500
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	195,000	182,961
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	990,000	894,242
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29	225,000	226,334
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	236,702
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	325,000	306,053
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	320,000	327,200
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	265,000	238,040
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	245,000	229,994
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	60,000	56,250
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	132,000	146,691
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	60,000	60,731
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	623,000	624,922
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	137,000	139,042
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	55,000	55,676
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	191,000	171,674
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	42,000	38,764
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	715,000	683,694
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	298,000	305,450
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	155,000	157,325
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	195,000	196,315
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	410,000	410,464
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	337,000	348,303

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	$453,499	$468,238
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	698,000	730,750
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	115,000	110,113
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25	95,000	97,494
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	290,000	265,350
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	175,000	163,916
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	379,000	394,815
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	370,000	338,831
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	285,000	290,344
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	127,802
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32	140,000	138,250
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30	35,000	34,528
Magallanes, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	1,426,000	1,429,429
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	90,000	90,675
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	280,000	251,650
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	320,000	315,869
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	245,000	230,131
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	250,000	240,555
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	140,000	137,072
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	395,000	376,739
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	420,000	396,942
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30	105,000	98,044
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	190,000	143,010
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	520,000	461,308
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27	125,000	123,125
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29	95,000	95,475
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	330,000	324,225
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	116,000	116,617
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	255,000	240,975
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	175,000	175,875

Dynamic Asset Allocation Growth Fund 51

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	$165,000	$166,188
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	360,000	359,100
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	390,000	394,716
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	115,000	116,307
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	121,000	118,008
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	57,000	57,872
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	265,000	262,570
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	120,000	109,787
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	420,000	411,010
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	311,000	401,190
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 3/1/26	80,000	85,109
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	70,000	67,235
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	205,000	193,213
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.25%, 4/15/30	250,000	230,000
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	110,000	106,898
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	20,000	18,955
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	87,000	74,957
S&P Global, Inc. 144A sr. unsec. unsub. notes 2.45%, 3/1/27	120,000	116,713
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	285,000	315,961
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	195,000	192,227
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	365,000	382,338
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	110,000	114,014
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	600,000	562,500
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	120,000	106,271
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	130,000	120,803
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	280,000	268,100
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27	115,000	115,087
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	200,000	194,500
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	175,000	156,042
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	1,070,000	973,700
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	225,000	213,750

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	$830,000	$830,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	155,000	155,000
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	235,000	245,281
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	240,000	241,200
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	240,000	225,773
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	220,000	194,084
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	90,000	78,750
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	165,000	163,561
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	19,125
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30	380,000	349,600
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	190,000	173,793
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	225,000	213,409
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	500,000	441,589
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	215,000	211,775
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	905,000	920,838
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	310,000	319,254
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	145,000	150,614
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	360,000	361,350
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	140,000	126,350
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	246,000	389,730
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	310,000	319,300
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	275,000	260,587
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	290,000	280,575
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	490,000	461,213
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	70,000	72,636
		41,142,259
Consumer staples (0.6%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	160,000	144,326
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	335,000	321,600
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	360,000	341,100
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	285,000	277,519
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	605,000	584,862

Dynamic Asset Allocation Growth Fund 53

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Consumer staples cont.
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	$205,000	$216,531
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	197,000	240,197
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	491,000	529,923
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	235,000	254,781
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	400,000	351,982
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	555,000	561,949
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	200,000	186,016
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	295,000	271,049
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	6,744	7,213
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	268,000	274,450
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	190,000	248,022
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	226,000	265,051
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	185,000	188,108
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30	105,000	96,469
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	385,000	377,618
GSK Consumer Healthcare Capital US, LLC 144A company guaranty sr. unsec. unsub. bonds 3.625%, 3/24/32	350,000	350,132
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	185,000	187,590
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	124,800
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	355,000	318,679
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	563,000	506,559
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	270,000	284,710
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	145,000	147,175
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	399,000	425,346
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	335,000	330,256
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	460,000	484,670
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	165,000	165,000

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.		Principal amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		$450,000	$418,500
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		113,000	112,451
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		100,000	89,444
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		50,000	46,854
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		715,000	692,657
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		155,000	147,163
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)		485,000	485,588
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24		985,000	945,657
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	515,000	617,490
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		$435,000	456,208
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		757,000	834,442
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		150,000	155,990
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		330,000	357,226
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		454,000	484,282
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		135,000	139,352
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		365,000	367,281
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29		455,000	439,075
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26		193,000	177,627
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25		545,000	508,302
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25		305,000	315,050
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25		130,000	136,500
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27		410,000	429,475
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29		120,000	114,226
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29		325,000	305,068
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32		95,000	95,215
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		115,000	104,862
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		165,000	161,803
			18,201,471
Energy (0.8%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26		150,000	162,318
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26		94,000	103,635
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29		109,000	117,821
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40		305,000	307,288
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28		300,000	305,694

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Energy cont.
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	$270,000	$269,474
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	24,000	24,840
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)	400,000	403,608
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	410,000	407,950
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	110,000	116,600
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	265,000	279,355
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	195,000	241,313
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	370,000	371,887
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	465,000	451,050
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	88,000	89,760
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	122,000	130,043
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	180,000	174,490
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	117,000	106,470
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	55,000	55,825
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	265,000	261,105
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	211,474
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	175,000	172,594
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	205,000	207,829
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	310,000	313,720
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	250,000	273,450
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	1,365,000	1,217,239
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	275,000	275,000
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	155,000	161,588
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	305,000	357,613
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	220,615
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	155,850
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	95,000	109,630
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	170,000	169,747
DT Midstream, Inc. 144A sr. bonds 4.30%, 4/15/32	190,000	190,496

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Energy cont.
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	$455,000	$468,327
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	580,000	599,575
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	120,000	124,500
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	425,000	433,500
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	73,080
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	415,859
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	195,000	225,956
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	25,809
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	110,000	129,992
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	210,000	209,862
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	120,000	113,232
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	295,000	302,655
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	445,000	422,189
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	265,000	257,878
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	73,000	76,030
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	190,000	190,000
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	160,000	164,000
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	177,863
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	60,000	67,500
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	1,111,000	1,233,210
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	695,000	816,406
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	155,000	183,974
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	205,000	251,315
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	70,000	82,815
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	70,000	87,647
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	350,000	360,577
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	400,000	405,017
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 5.50%, 6/10/51 (Brazil)	155,000	133,006
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	159,000	166,950

Dynamic Asset Allocation Growth Fund 57

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	$159,000	$160,988
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	153,000	133,684
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	1,036,000	984,200
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	485,000	494,700
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	55,000	55,825
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	305,000	309,575
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	105,000	112,784
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	275,000	275,254
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	184,000	188,947
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	162,229
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	62,000	65,569
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	565,000	566,144
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	90,000	92,264
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	240,000	246,786
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	255,000	263,142
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	120,000	130,999
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	240,000	243,890
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	655,000	663,188
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	190,072
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	205,000	198,922
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	265,000	255,725
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	342,000	336,870
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	141,450	141,096
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	243,750	241,313
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	265,000	273,613
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	265,000	267,385
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	115,442
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. bonds 3.875%, 11/1/33	135,000	128,588
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	71,303
		23,986,592

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Financials (2.0%)
ABN AMRO Bank NV 144A unsec. sub. FRB 3.324%, 3/13/37 (Netherlands)	$400,000	$363,524
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	1,235,000	1,113,263
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	210,000	210,000
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	195,000	170,508
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	434,000	441,934
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	519,000	489,987
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	385,000	380,357
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	1,172,000	1,470,073
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	91,202
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	495,000	450,341
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	217,000	212,872
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	285,000	273,848
Athene Global Funding 144A notes 1.985%, 8/19/28	440,000	386,544
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	200,000	174,150
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	214,900
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	200,000	180,640
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	202,407
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	1,400,000	1,256,539
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	206,679
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	297,000	307,024
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	35,000	36,575
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	1,055,000	979,763
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	190,000	174,642
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	1,655,000	1,584,864
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,224,045
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	375,000	324,663
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	90,000	95,807
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	120,000	101,551
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	410,000	355,929
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	327,000	330,733
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	193,495
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	191,000	192,657
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	926,000	796,782
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	416,000	393,120
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,423,686
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	326,634
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	256,873

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	$270,000	$278,488
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	165,909
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	220,919
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	205,000	212,668
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	250,000	214,375
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	115,000	98,038
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	215,000	190,544
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	580,000	575,337
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	200,000	177,910
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	230,000	229,791
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	630,000	630,117
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	290,000	292,175
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	285,000	278,113
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	585,000	547,617
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	835,000	783,177
Deutsche Bank AG/New York, NY unsec. sub. FRN 3.729%, 1/14/32 (Germany)	485,000	432,595
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	212,000	220,573
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,140,000	1,142,326
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	125,500
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	90,000	88,425
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	468,000	484,424
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	364,000	373,073
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	81,000	80,089
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	649,000	717,948
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	235,192
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	283,000	282,145
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	195,000	194,269
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	120,000	111,266
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	285,000	258,581
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	195,000	200,715
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	69,475
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	135,000	127,744
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	199,000	182,334

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	$751,000	$768,943
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	1,285,000	1,296,537
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	114,000	105,393
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	153,661
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	115,000	94,013
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	465,000	470,373
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	70,000	66,850
Huntington Bancshares, Inc. 144A unsec. sub. FRB 2.487%, 8/15/36	361,000	314,096
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	210,000	214,200
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	390,000	382,756
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	105,513
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	404,000	344,721
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	202,000	174,456
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22	146,000	147,444
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	520,000	454,827
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	190,000	192,375
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	315,000	317,574
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	780,000	767,325
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	94,000	96,350
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	563,000	542,592
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.506%, 5/15/47	116,000	99,760
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	44,000	41,140
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,516,898
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,353,307
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	85,000	79,534
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,146,000	1,158,431
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	160,000	178,563
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	290,000	273,506
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	65,000	64,756
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	415,000	395,806
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	215,000	219,948
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	202,486
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	224,030
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	400,000	400,049

Dynamic Asset Allocation Growth Fund 61

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Financials cont.
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	$155,000	$156,350
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	255,000	258,287
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	1,365,000	1,375,651
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	509,034
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	1,515,000	1,529,679
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.875%, 4/12/23 (Australia)	250,000	251,771
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	455,000	433,938
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	190,000	182,647
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	70,000	64,750
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	215,000	222,676
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	155,000	164,429
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,320,000	1,303,132
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	60,000	63,213
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	110,000	117,578
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	125,700
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	325,000	315,760
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	225,000	199,969
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	225,000	222,750
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	360,000	336,600
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	113,000	104,983
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	47,000	44,569
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	295,000	290,062
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	50,000	50,750
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	146,000	145,270
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	285,000	297,061
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	280,000	286,065
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	83,924
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	431,000	401,933
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	800,000	778,642

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Financials cont.
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	$255,000	$283,904
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	1,052,000	1,052,899
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	435,000	436,630
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	250,000	245,879
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	158,000	155,235
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	230,000	230,826
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	1,045,000	1,046,927
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	308,000	313,644
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	217,555
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	630,000	564,923
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	245,000	245,811
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	172,000	179,310
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	104,000	99,689
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	1,935,000	1,880,516
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	284,000	238,653
		58,338,250
Health care (0.8%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	1,575,000	1,556,271
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	270,000	275,017
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	265,000	229,225
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	230,000	253,107
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	347,000	342,030
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	210,000	210,788
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	215,000	183,380
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	165,000	135,300
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	90,000	70,110
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	420,000	402,150
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	102,000	97,048
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	500,000	441,701
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	468,981
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,025,000	1,037,580
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	534,000	537,720
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	501,000	504,716
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	235,000	205,024
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	58,000	59,032
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	110,000	101,032
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	710,000	717,100

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Health care cont.
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	$115,000	$108,244
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	98,963
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	119,763
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	25,000	25,313
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	91,575
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	165,000	149,662
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	315,000	309,488
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	530,000	508,689
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	243,000	246,548
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,097,000	1,198,843
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	129,798	135,596
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	155,000	146,661
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28	255,000	273,493
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty notes 9.50%, 7/31/27 (Ireland)	106,000	93,015
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	163,000	92,095
Endo Luxembourg Finance Co. I SARL/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	95,000	86,213
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	115,000	114,138
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	427,000	370,244
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	118,000	120,278
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	70,000	78,988
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	240,000	252,000
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	110,000	106,267
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	570,000	552,188
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	253,000	239,085
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	19,000	19,230
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	402,299
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	122,000	122,283
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	405,000	392,901
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	170,000	157,250
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	190,000	176,637
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	650,000	696,429
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	70,000	65,625
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	495,000	471,589

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Health care cont.
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	$51,000	$52,530
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	105,000	107,625
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	265,000	253,075
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	307,679
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	550,000	576,084
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	325,629
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	142,000	143,243
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	150,000	135,132
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	335,000	311,661
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	60,000	60,258
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27	60,000	61,596
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	465,000	467,188
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,125,000	1,134,844
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	520,000	498,550
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	260,000	266,500
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	395,000	379,682
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	252,594
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	770,139
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	246,251
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	291,000	264,852
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	343,860
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	157,000	140,783
		22,948,659
Technology (0.6%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	510,000	455,644
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	295,000	229,298
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	297,261
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	734,041
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	240,000	206,356
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	275,000	277,265
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	296,111
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	330,092
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	455,000	424,451
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	195,000	180,248
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	260,000	246,402
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	65,000	67,375
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	365,000	375,950

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Technology cont.
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	$705,000	$692,203
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	456,000	462,151
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	153,000	132,817
Cisco Systems, Inc./California sr. unsec. unsub. bonds 5.90%, 2/15/39	180,000	234,779
Cisco Systems, Inc./California sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	297,225
Citrix Systems, Inc. sr. unsec. sub. notes 1.25%, 3/1/26	695,000	675,691
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	455,000	428,069
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	106,217
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	170,000	165,325
Condor Merger Sub., Inc. 144A sr. unsec. notes 7.375%, 2/15/30	225,000	215,829
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	215,000	197,263
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	19,000	27,766
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	110,000	111,746
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	342,002
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	390,761
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	550,000	529,628
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	165,000	167,591
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	240,000	242,865
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	799,000	749,773
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	60,000	51,810
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	922,215
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	55,000	48,082
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	305,000	266,398
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	621,000	621,368
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	735,000	650,012
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,081,000	1,085,059
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	655,000	592,775
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	320,000	280,703
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	320,000	284,131
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	430,000	397,750
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	315,000	267,711
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	95,000	95,831
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	175,000	161,875
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	120,000	111,542
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	355,000	334,588

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Technology cont.
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	$100,000	$100,190
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	625,000	571,266
		17,133,501
Transportation (0.1%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	235,000	234,119
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	235,000	236,763
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	645,000	607,572
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	247,299
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	350,000	352,680
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	113,000	112,490
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	210,000	212,721
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	85,586
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	88,531
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	855,000	840,610
		3,018,371
Utilities and power (0.4%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	425,000	380,059
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	510,000	527,266
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	95,000	87,799
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	60,000	57,203
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	105,000	89,506
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	58,634
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	230,000	220,331
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	48,000	48,240
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	660,000	643,817
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	45,000	40,950
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	23,000
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	130,000	130,950
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	349,390
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	440,143
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	80,000	101,889
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	391,335
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	186,000	188,148
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	355,000	359,088
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	217,218

Dynamic Asset Allocation Growth Fund 67

CORPORATE BONDS AND NOTES (8.8%)* cont.	Principal amount	Value
Utilities and power cont.
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	$625,000	$614,849
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	79,000	77,274
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,455,000	1,302,225
Energy Transfer LP sr. unsec. unsub. bonds 6.125%, 12/15/45	81,000	89,323
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	151,000	145,143
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	755,000	758,133
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	140,000	140,216
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	70,000	70,181
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	116,000	124,926
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	155,000	156,086
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	157,000	202,325
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	17,000	17,519
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	160,000	160,066
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	444,000	443,703
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	565,000	497,200
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	97,723
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	205,000	205,508
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	54,143
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	400,534
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	215,000	204,300
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	50,000	44,927
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	470,000	451,064
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	1,060,000	1,041,333
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	90,616
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	100,000	97,375
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	317,000	305,981
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	204,000	202,066
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	295,000	296,614
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	150,000	147,572
		12,793,891
Total corporate bonds and notes (cost $266,242,985)		$258,982,073

68 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.8%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%), 22.343%, 11/15/35	$29,297	$44,532
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%), 18.67%, 3/15/35	25,018	31,773
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 15.932%, 6/15/34	11,131	12,022
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.653%, 4/15/44	4,128,522	564,816
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	2,681,225	527,220
REMICs Ser. 5170, Class CI, IO, 5.50%, 5/25/44	3,442,824	692,025
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	6,626,536	1,177,902
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	3,793,464	703,067
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	4,515,571	967,500
REMICs Ser. 5162, Class HI, IO, 4.00%, 11/25/51	5,957,941	1,026,696
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	4,768,109	832,369
REMICs Ser. 5119, Class IC, IO, 4.00%, 6/25/51	7,997,419	1,429,539
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	3,557,845	716,566
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	6,882,132	1,253,117
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	3,781,731	673,526
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	5,731,323	918,994
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	4,422,490	719,155
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	2,748,261	482,811
REMICs Ser. 5167, IO, 3.00%, 11/25/51	5,844,969	891,358
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	6,151,861	980,288
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	7,448,077	938,864
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 37.161%, 7/25/36	7,323	13,547
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%), 22.893%, 3/25/36	13,591	18,754
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%), 22.526%, 6/25/37	21,697	34,281
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.693%, 9/25/47	3,901,536	624,222
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 8/25/49	3,139,573	516,612
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	6,469,233	1,289,697
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	4,211,603	798,057
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	4,514,785	814,713
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	3,211,385	537,907
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	6,033,062	722,945
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	5,965,169	655,572
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	4,734,564	687,089
REMICs FRB Ser. 01-50, Class B1, IO, 0.379%, 10/25/41 W	241,728	1,209
REMICs Ser. 01-79, Class BI, IO, 0.266%, 3/25/45 W	102,333	634
REMICs Ser. 03-34, PO, zero %, 4/25/43	6,932	6,308
FRB Ser. 02-W8, Class 1, IO, 0.298%, 6/25/42 W	213,116	1,598

Dynamic Asset Allocation Growth Fund 69

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	$200,356	$39,694
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	38,980	7,005
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	5,505,587	808,220
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	2,657,758	321,584
FRB Ser. 16-H16, Class LI, IO, 2.113%, 7/20/66 W	10,744,656	590,956
Ser. 15-H26, Class EI, IO, 1.723%, 10/20/65 W	1,649,275	85,103
Ser. 15-H25, Class BI, IO, 1.713%, 10/20/65 W	3,067,577	162,582
		24,322,429
Commercial mortgage-backed securities (1.0%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 0.965%, 5/15/53 W	4,174,788	254,725
AREIT CRE Trust 144A
FRB Ser. 20-CRE4, Class C, 3.272%, 4/15/37	409,000	411,720
FRB Ser. 21-CRE5, Class A, 1.477%, 7/17/26 (Cayman Islands)	404,000	401,738
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.314%, 1/15/49 W	15,727	—
BANK FRB Ser. 19-BN20, Class XA, IO, 0.853%, 9/15/62 W	4,142,903	207,538
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class C, 4.178%, 5/15/52	634,000	615,959
FRB Ser. 19-C4, Class XA, IO, 1.586%, 8/15/52 W	4,908,296	429,702
BBCMS Mortgage Trust 144A Ser. 21-C11, Class D, 2.00%, 9/15/54	320,000	239,282
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	221,000	232,588
Ser. 19-B11, Class AS, 3.784%, 5/15/52	243,000	242,898
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.447%, 5/15/38 (Cayman Islands)	534,000	525,074
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	419,000	414,334
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	193,000	189,777
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.124%, 12/15/47 W	85,533	86,474
FRB Ser. 11-C2, Class E, 5.124%, 12/15/47 W	562,000	559,528
Citigroup Commercial Mortgage Trust
Ser. 18-C6, Class AS, 4.642%, 11/10/51 W	178,000	186,736
FRB Ser. 14-GC21, Class XA, IO, 1.147%, 5/10/47 W	3,197,728	63,247
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.091%, 3/10/47 W	256,000	255,391
FRB Ser. 12-GC8, Class XA, IO, 1.724%, 9/10/45 W	3,141,427	3,851
FRB Ser. 06-C5, Class XC, IO, 0.364%, 10/15/49 W	2,395,846	24
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.881%, 11/10/46 W	612,000	610,290
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	973,000	967,807
FRB Ser. 14-CR18, Class C, 4.746%, 7/15/47 W	354,000	341,867
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	229,000	229,077
FRB Ser. 15-LC21, Class B, 4.334%, 7/10/48 W	370,000	382,702
FRB Ser. 15-LC19, Class C, 4.231%, 2/10/48 W	620,000	612,812
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	342,000	345,315
Ser. 14-CR21, Class AM, 3.987%, 12/10/47	878,000	875,786

70 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-CR17, Class XA, IO, 0.957%, 5/10/47 W	$3,906,057	$62,270
FRB Ser. 13-CR11, Class XA, IO, 0.907%, 8/10/50 W	7,073,581	71,981
FRB Ser. 14-UBS6, Class XA, IO, 0.858%, 12/10/47 W	5,376,713	96,001
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.754%, 7/10/46 W	652,711	622,828
FRB Ser. 13-CR13, Class D, 4.881%, 11/10/46 W	347,000	334,764
FRB Ser. 15-LC23, Class D, 3.607%, 10/10/48 W	336,000	316,183
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.152%, 2/15/40 W	1,324,277	4,503
FRB Ser. 07-C2, Class AX, IO, zero %, 1/15/49 W	1,123,505	11
CSAIL Commercial Mortgage Trust
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	323,000	321,918
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	321,000	317,227
Ser. 19-C17, Class AS, 3.278%, 9/15/52	194,000	187,291
FRB Ser. 20-C19, Class XA, IO, 1.114%, 3/15/53 W	6,412,455	449,398
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.761%, 4/15/50 W	645,000	508,923
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.389%, 8/10/44 W	982,860	977,258
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K740, Class X1, IO, 0.758%, 9/25/27 W	5,161,576	182,897
Multifamily Structured Pass-Through Certificates FRB Ser. K087, Class X1, IO, 0.363%, 12/25/28 W	11,497,068	256,749
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.472%, 2/10/46 W	4,131,296	33,295
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.688%, 6/10/47 W	521,000	510,072
FRB Ser. 14-GC22, Class XA, IO, 0.942%, 6/10/47 W	6,599,376	92,328
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.525%, 8/10/43 W	246,000	185,512
FRB Ser. 13-GC14, Class B, 4.735%, 8/10/46 W	247,000	249,771
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	469,000	465,131
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.654%, 4/15/47 W	168,000	165,057
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	473,000	442,458
FRB Ser. 13-C12, Class B, 4.095%, 7/15/45 W	258,000	257,851
FRB Ser. 13-C17, Class XA, IO, 0.719%, 1/15/47 W	3,129,859	31,616
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.008%, 12/15/46 W	265,000	266,863
Ser. 14-C20, Class AS, 4.043%, 7/15/47	351,000	353,417
FRB Ser. 13-LC11, Class XA, IO, 1.226%, 4/15/46 W	11,032,496	100,531
FRB Ser. 06-CB17, Class X, IO, 0.502%, 12/12/43 W	141,832	2,625
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.27%, 5/15/45 W	559,000	473,948
FRB Ser. 12-C8, Class D, 4.674%, 10/15/45 W	330,000	320,847
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, zero %, 2/15/40 W	13,040	1

Dynamic Asset Allocation Growth Fund 71

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	$1,115,254	$134
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.165%, 4/20/48 W	1,044,000	1,014,778
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.053%, 2/15/47 W	318,603	326,469
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	207,000	208,548
FRB Ser. 14-C17, Class C, 4.472%, 8/15/47 W	708,000	678,181
FRB Ser. 15-C24, Class B, 4.343%, 5/15/48 W	225,000	225,540
Ser. 13-C8, Class B, 3.52%, 12/15/48 W	329,000	327,815
FRB Ser. 14-C17, Class XA, IO, 1.046%, 8/15/47 W	3,271,706	52,714
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 12-C6, Class D, 4.586%, 11/15/45 W	450,000	445,817
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	200,000	194,846
Morgan Stanley Capital I Trust 144A
FRB Ser. 07-IQ15, Class C, 6.273%, 6/11/49 W	66,736	67,784
FRB Ser. 11-C3, Class D, 5.086%, 7/15/49 W	231,000	231,092
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M7, 2.157%, 10/15/49	118,174	117,792
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 1.681%, 8/9/37 (Cayman Islands)	326,000	320,305
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.01%, 12/15/50 W	4,014,441	169,799
FRB Ser. 18-C8, Class XA, IO, 0.853%, 2/15/51 W	4,498,569	178,383
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.84%, 5/10/45 W	661,000	660,502
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.572%, 12/10/45 W	4,506,847	15,837
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 1.568%, 6/16/36	176,843	174,562
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, zero %, 11/15/48 W	537,086	156
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.305%, 7/15/46 W	319,000	315,347
FRB Ser. 13-LC12, Class C, 4.305%, 7/15/46 W	408,000	365,093
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	261,000	259,965
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	210,000	212,860
FRB Ser. 16-LC25, Class AS, 3.872%, 12/15/59 W	401,000	404,808
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	274,000	259,393
FRB Ser. 19-C52, Class XA, IO, 1.591%, 8/15/52 W	3,568,684	304,841
FRB Ser. 14-LC16, Class XA, IO, 1.099%, 8/15/50 W	8,959,592	163,530
FRB Ser. 16-LC25, Class XA, IO, 0.833%, 12/15/59 W	3,493,092	108,576
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.305%, 7/15/46 W	518,000	295,109
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C11, Class C, 4.182%, 3/15/45 W	849,000	850,297
Ser. 13-C11, Class AS, 3.311%, 3/15/45	460,000	459,664
Ser. 12-C10, Class AS, 3.241%, 12/15/45	276,000	276,152
FRB Ser. 14-C24, Class XA, IO, 0.845%, 11/15/47 W	8,535,161	154,044
FRB Ser. 14-C22, Class XA, IO, 0.791%, 9/15/57 W	19,398,337	285,311

72 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.294%, 3/15/44 W	$632,132	$305,130
FRB Ser. 13-C15, Class D, 4.506%, 8/15/46 W	437,000	285,184
FRB Ser. 12-C9, Class XA, IO, 1.852%, 11/15/45 W	3,211,407	9,874
FRB Ser. 12-C10, Class XA, IO, 1.479%, 12/15/45 W	3,344,913	12,219
FRB Ser. 12-C9, Class XB, IO, 0.723%, 11/15/45 W	10,038,000	21,080
		29,107,298
Residential mortgage-backed securities (non-agency) (1.0%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.647%, 5/25/47	383,463	227,677
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 3.996%, 1/25/49 W	89,716	88,428
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	101,146	98,029
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month US LIBOR + 0.68%), 1.124%, 4/20/35	168,044	168,160
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.957%, 10/25/29 (Bermuda)	251,000	247,716
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	328,942	309,217
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	285,000	282,292
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,129,000	1,094,632
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.778%, 5/25/35 W	162,876	164,124
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	24,093	23,874
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 1.107%, 11/20/35	334,332	322,422
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.081%, 6/25/46	521,964	482,673
FRB Ser. 05-65CB, Class 2A1, (1 Month US LIBOR + 0.43%), 0.882%, 12/25/35	552,697	404,602
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.837%, 8/25/46	766,343	683,203
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.629%, 2/20/47	267,575	217,476
Credit Suisse Mortgage Trust 144A Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	202,363	192,245
CSMC Trust 144A Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	208,726	194,148
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1, 1.692%, 5/25/65	26,659	26,533
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.887%, 11/25/28 (Bermuda)	227,125	225,908
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.807%, 9/25/28	516,245	559,019
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 6.007%, 7/25/28	379,240	403,745

Dynamic Asset Allocation Growth Fund 73

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.607%, 11/25/28	$431,691	$455,860
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.457%, 12/25/28	324,492	341,368
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 5.157%, 4/25/28	400,241	417,151
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 5.107%, 10/25/28	1,426,348	1,475,939
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (1 Month US LIBOR + 3.55%), 4.007%, 8/25/29	183,548	186,989
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.907%, 10/25/29	579,959	602,071
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.757%, 9/25/30	264,860	264,989
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	347,000	345,499
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 3.107%, 1/25/49	111,767	112,051
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.907%, 3/25/49	10,563	10,563
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.857%, 2/25/47	181,000	180,511
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.807%, 2/25/49	94,110	94,898
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.757%, 10/25/48	64,400	64,244
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.557%, 9/25/48	494,636	496,800
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2B, (1 Month US LIBOR + 2.10%), 2.557%, 9/25/48	61,000	60,851
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.399%, 8/25/33	437,000	430,775
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 2.357%, 1/25/50	58,222	58,272
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 1.949%, 1/25/42	168,000	158,489
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.457%, 2/25/47	1,522,240	1,508,275
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 1.399%, 2/25/42	307,696	305,389
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.949%, 9/25/41	84,000	81,879
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.407%, 8/25/28	427,420	453,260
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 7.207%, 8/25/28	593,567	633,957
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.457%, 9/25/28	448,777	472,895

74 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 6.357%, 10/25/28	$30,731	$32,345
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.157%, 4/25/28	667,937	714,476
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 6.007%, 4/25/28	867,814	900,088
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.457%, 7/25/25	2,392	2,396
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.457%, 11/25/24	13,470	13,615
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 5.357%, 11/25/24	87,954	90,473
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.907%, 1/25/29	783,729	810,522
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.807%, 5/25/29	580,987	604,877
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.757%, 2/25/25	36,585	37,170
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.707%, 4/25/29	413,799	431,875
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.707%, 1/25/29	887,024	907,831
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.457%, 5/25/25	37,369	37,808
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (1 Month US LIBOR + 3.65%), 4.107%, 9/25/29	47,000	48,219
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 4.007%, 7/25/29	558,363	570,031
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2C, (1 Month US LIBOR + 3.55%), 4.007%, 7/25/29	94,000	96,824
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 3.357%, 7/25/24	64,822	64,963
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1ED5, (1 Month US LIBOR + 2.25%), 2.707%, 7/25/30	28,794	28,821
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.707%, 7/25/29	152,591	151,518
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (1 Month US LIBOR + 0.65%), 1.107%, 1/25/31	72,437	71,622
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2ED1, (1 Month US LIBOR + 0.60%), 1.057%, 11/25/29	93,425	91,790
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.607%, 11/25/39	71,104	69,941
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.507%, 1/25/40	409,914	409,402
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 1.299%, 1/25/42	133,804	132,800
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 0.999%, 11/25/41	83,802	82,914
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 0.849%, 10/25/41	54,217	53,827

Dynamic Asset Allocation Growth Fund 75

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
FWD Securitization Trust 144A Ser. 19-INV1, Class A3, 3.11%, 6/25/49 W	$629,900	$627,188
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 2.057%, 10/25/28 (Bermuda)	100,914	99,991
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	149,418	148,671
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	306,265	304,734
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	293,786	289,673
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%), 1.257%, 2/25/34	380,005	374,151
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.813%, 2/25/35 W	103,370	100,660
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (1 Month US LIBOR + 0.83%), 1.282%, 8/25/34	179,817	176,859
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 1.013%, 8/26/47 W	153,315	143,658
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1, (1 Month US LIBOR + 1.13%), 1.582%, 10/25/33	133,775	133,050
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.507%, 10/25/34	336,851	332,740
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	189,000	184,586
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	323,000	321,379
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	407,000	401,010
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 1.307%, 5/25/47	563,484	496,201
Toorak Mortgage Corp., Ltd. 144A Ser. 21-1, Class A1, 2.24%, 6/25/24	150,000	143,954
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	177,000	172,129
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 3.03%, 12/25/36 W	242,158	227,973
FRB Ser. 05-AR12, Class 1A8, 2.849%, 10/25/35 W	307,166	295,643
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 1.417%, 7/25/45	123,738	116,908
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%), 1.377%, 10/25/44	237,328	229,458
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%), 1.257%, 8/25/45	186,656	184,480
		27,590,342
Total mortgage-backed securities (cost $83,080,274)		$81,020,069

COLLATERALIZED LOAN OBLIGATIONS (0.7%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.329%, 4/23/34 (Cayman Islands)	$250,000	$247,863
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.341%, 4/15/34 (Cayman Islands)	533,000	526,595

76 Dynamic Asset Allocation Growth Fund

COLLATERALIZED LOAN OBLIGATIONS (0.7%)* cont.	Principal amount	Value
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.32%, 10/20/34 (Cayman Islands)	$685,000	$679,123
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (BBA LIBOR USD 3 Month + 1.20%), 1.454%, 7/20/34 (Cayman Islands)	200,000	198,660
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.359%, 4/22/34	266,000	262,554
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.244%, 4/20/34 (Cayman Islands)	294,000	289,859
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.15%), 1.408%, 10/25/32 (Cayman Islands)	300,000	297,630
Apidos CLO XII 144A FRB Ser. 18-12A, Class BR, (BBA LIBOR USD 3 Month + 1.40%), 1.641%, 4/15/31 (Cayman Islands)	770,000	759,308
Apidos CLO XXIII 144A FRB Ser. 20-23A, Class AR, (BBA LIBOR USD 3 Month + 1.22%), 1.461%, 4/15/33	650,000	645,921
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.304%, 4/20/34 (Cayman Islands)	250,000	247,859
Apidos CLO XXXVII 144A FRB Ser. 21-37A, Class A, (BBA LIBOR USD 3 Month + 1.13%), 1.259%, 10/22/34 (Cayman Islands)	150,000	149,035
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.361%, 7/18/34 (Cayman Islands)	250,000	247,773
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.311%, 4/15/34 (Cayman Islands)	500,000	496,305
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (BBA LIBOR USD 3 Month + 1.15%), 1.286%, 10/20/34 (Cayman Islands)	350,000	347,581
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.344%, 4/20/31	500,000	497,186
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.25%), 1.452%, 11/22/34 (Cayman Islands)	461,000	455,277
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (BBA LIBOR USD 3 Month + 1.17%), 1.411%, 10/15/34 (Cayman Islands)	250,000	247,326
Cedar Funding XIV CLO, Ltd. 144A FRB Ser. 21-14A, Class B, (BBA LIBOR USD 3 Month + 1.60%), 1.841%, 7/15/33 (Cayman Islands)	250,000	246,806
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.424%, 10/20/34	622,000	615,916
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 1.471%, 10/15/29	490,420	489,493
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.404%, 4/20/34	304,000	300,646
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 1.481%, 4/15/33 (Cayman Islands)	350,000	348,541
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.404%, 10/20/34 (Cayman Islands)	250,000	247,952
Elmwood CLO VI, Ltd. 144A FRB Ser. 21-3A, Class BR, (BBA LIBOR USD 3 Month + 1.65%), 1.904%, 10/20/34 (Cayman Islands)	250,000	247,752
Elmwood CLO VIII, Ltd. 144A FRB Ser. 21-1A, Class B1, (BBA LIBOR USD 3 Month + 1.55%), 1.804%, 1/20/34 (Cayman Islands)	946,000	934,593
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.441%, 4/16/34 (Cayman Islands)	387,000	384,064
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 21-5A, Class BR, (BBA LIBOR USD 3 Month + 1.55%), 1.804%, 10/20/32	500,000	496,000
Greywolf CLO III, Ltd. 144A FRB Ser. 20-3RA, Class A2R, (BBA LIBOR USD 3 Month + 1.85%), 2.109%, 4/15/33 (Cayman Islands)	250,000	247,266

Dynamic Asset Allocation Growth Fund 77

COLLATERALIZED LOAN OBLIGATIONS (0.7%)* cont.	Principal amount	Value
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.471%, 10/15/31 (Cayman Islands)	$249,053	$248,632
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 1.20%), 1.441%, 7/15/34 (Cayman Islands)	250,000	247,447
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (BBA LIBOR USD 3 Month + 1.35%), 1.604%, 1/20/33 (Cayman Islands)	650,000	644,402
HalseyPoint CLO II, Ltd. 144A FRB Ser. 20-2A, Class B, (BBA LIBOR USD 3 Month + 1.64%), 1.894%, 7/20/31 (Cayman Islands)	400,000	396,553
ICG US CLO, Ltd. 144A FRB Ser. 20-2RA, Class A2, (BBA LIBOR USD 3 Month + 1.80%), 2.041%, 1/16/33 (Cayman Islands)	326,000	321,959
ICG US CLO, Ltd. 144A FRB Ser. 21-3A, Class B1R, (BBA LIBOR USD 3 Month + 1.45%), 1.709%, 1/24/32 (Cayman Islands)	768,000	756,196
Jamestown CLO VI, Ltd. 144A FRB Ser. 18-6RA, Class A2B, (BBA LIBOR USD 3 Month + 1.78%), 2.038%, 4/25/30 (Cayman Islands)	348,000	344,758
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 1.414%, 7/20/34 (Cayman Islands)	500,000	495,581
Magnetite CLO XXVI, Ltd. 144A FRB Ser. 21-26A, Class A1R, (BBA LIBOR USD 3 Month + 1.12%), 1.378%, 7/25/34	250,000	247,159
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (BBA LIBOR USD 3 Month + 1.32%), 1.561%, 4/15/32 (Cayman Islands)	323,000	321,417
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.29%), 1.51%, 1/15/35 (Cayman Islands)	250,000	245,313
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	250,000	247,638
Neuberger Berman Loan Advisers CLO 47, Ltd. 144A FRB Ser. 22-47A, Class A, (CME TERM SOFR 3 Month + 1.30%), 1.548%, 4/14/35 (Cayman Islands)	250,000	249,134
Oak Hill Credit Partners XVI 144A FRB Ser. 21-16A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.314%, 10/18/34 (Cayman Islands)	250,000	248,517
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.401%, 7/15/34 (Cayman Islands)	322,000	319,470
Octagon Investment Partners 48, Ltd. 144A FRB Ser. 21-3A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.404%, 10/20/34 (Cayman Islands)	250,000	247,560
Palmer Square CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.15%), 1.545%, 11/14/34 (Cayman Islands)	250,000	248,364
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.391%, 7/15/34 (Cayman Islands)	374,000	370,502
Palmer Square CLO, Ltd. 144A FRB Ser. 21-3A, Class B, (BBA LIBOR USD 3 Month + 1.65%), 1.882%, 1/15/35 (Cayman Islands)	250,000	247,875
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (BBA LIBOR USD 3 Month + 1.00%), 1.254%, 10/20/31 (Cayman Islands)	250,000	248,442
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 1.341%, 1/15/34	316,000	313,854
Regatta XX Funding, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 1.401%, 10/15/34 (Cayman Islands)	224,000	221,825
RR, Ltd. 144A FRB Ser. 22-7A, Class A2B, (CME TERM SOFR 3 Month + 1.85%), 2.03%, 1/15/37 (Cayman Islands)	400,000	392,590
Sixth Street CLO XVI, Ltd. 144A FRB Ser. 20-16A, Class B, (BBA LIBOR USD 3 Month + 1.85%), 2.104%, 10/20/32 (Cayman Islands)	587,000	584,245
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.411%, 7/15/34 (Cayman Islands)	500,000	493,443

78 Dynamic Asset Allocation Growth Fund

COLLATERALIZED LOAN OBLIGATIONS (0.7%)* cont.	Principal amount	Value
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.424%, 7/20/34 (Cayman Islands)	$572,000	$565,703
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.731%, 7/15/32	549,000	545,958
Total collateralized loan obligations (cost $21,155,918)		$20,969,421

COMMODITY LINKED NOTES (0.5%)*†††	Principal amount	Value
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	$14,525,000	$15,739,551
Total commodity linked notes (cost $14,525,000)		$15,739,551

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.4%)*	Principal amount	Value
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 5.25%, 1/25/33 (Bahrain)	$330,000	$304,025
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)	760,000	780,193
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	454,000	435,716
Cote d’Ivoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’Ivoire)	785,000	756,544
Cote d’Ivoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’Ivoire)	350,000	346,938
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	246,000	222,323
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	300,000	281,250
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	271,000	278,453
Dominican (Republic of) 144A sr. unsec. bonds 6.00%, 2/22/33 (Dominican Republic)	430,000	419,684
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	925,000	982,803
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	690,000	733,125
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	285,000	288,561
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	300,000	344,991
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	540,000	527,855
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	320,000	332,745
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,051,000	1,142,405
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)	490,000	467,901
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	230,000	240,925
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	230,000	239,200
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)	200,000	193,000

Dynamic Asset Allocation Growth Fund 79

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.4%)* cont.	Principal amount	Value
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)	$720,000	$698,570
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	700,000	658,000
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	360,000	360,906
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	200,000	182,040
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)	240,000	340,214
Total foreign government and agency bonds and notes (cost $11,723,641)		$11,558,367

SENIOR LOANS (0.3%)*c	Principal amount	Value
Basic materials (—%)
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	$386,151	$374,628
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.554%, 2/4/26	148,500	134,857
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 10/1/25	204,124	200,807
TMS International Corp./DE bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 8/14/24	109,722	108,625
		818,917
Capital goods (0.1%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 4/1/28	173,688	170,648
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.705%, 4/3/24	250,134	246,277
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 4/30/26	254,042	250,549
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.563%, 6/1/28	282,564	277,797
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 3/28/25	430,249	420,263
TK Elevator US Newco, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	119,401	118,133
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.991%, 3/2/27	392,849	382,537
		1,866,204
Communication services (—%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.707%, 1/30/29	140,000	136,675
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 7/31/27	144,160	141,052
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	229,200	228,693
		506,420
Consumer cyclicals (—%)
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.352%, 4/22/26	222,402	197,844
AppleCaramel Buyer, LLC bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 0.00%), 4.25%, 10/19/27	187,625	185,201

80 Dynamic Asset Allocation Growth Fund

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	$85,729	$84,915
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	147,114	146,103
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	170,000	127,500
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	114,148	102,489
		844,052
Consumer staples (—%)
Ascend Learning, LLC bank term loan FRN (1 Month US LIBOR + 5.75%), 6.25%, 11/18/29	160,000	158,800
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	528,995	503,794
IRB Holding Corp. bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 3.00%), 3.75%, 12/15/27	83,938	83,378
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 4.25%), 4.758%, 12/17/28	418,950	414,463
		1,160,435
Energy (—%)
CQP Holdco LP bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.756%, 6/4/28	282,863	281,140
		281,140
Financials (—%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	39,798	39,509
		39,509
Health care (0.1%)
Global Medical Response, Inc. bank term loan FRN (1 Month US LIBOR + 4.25%), 5.25%, 10/2/25	478,938	474,895
Jazz Financing Lux SARL bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	263,013	261,797
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	267,975	247,877
Ortho-Clinical Diagnostics, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.278%, 6/30/25	197,192	196,267
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.748%, 4/29/25	352,112	309,858
		1,490,694
Technology (0.1%)
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	325,875	319,996
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	120,000	122,250
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	187,150	185,445
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.545%, 12/1/27	183,150	182,692
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	278,600	276,302

Dynamic Asset Allocation Growth Fund 81

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Technology cont.
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	$119,100	$117,314
UKG, Inc. bank term loan FRN (1 Month US LIBOR + 5.25%), 5.75%, 5/3/27	155,000	153,571
		1,357,570
Transportation (—%)
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	110,000	111,272
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	227,700	224,665
		335,937
Total senior loans (cost $8,879,738)		$8,700,878

ASSET-BACKED SECURITIES (0.3%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$510,000	$508,725
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	249,301	233,813
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 1.257%, 11/25/53	234,000	234,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 1.207%, 4/25/55	578,000	578,000
MRA Issuance Trust 144A
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 2.097%, 4/22/22	556,000	556,001
FRB Ser. 21-EBO1, Class A2X, (1 Month US LIBOR + 1.75%), 1.981%, 4/15/22	677,000	673,618
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.431%, 8/15/22	783,000	783,001
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.381%, 5/15/22	777,000	777,003
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 1.207%, 5/25/55	389,000	386,698
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.887%, 2/25/55	151,111	151,111
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 1.255%, 4/25/22	646,000	646,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 1.155%, 12/8/22	243,000	243,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 0.729%, 11/7/22	704,000	704,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), zero %, 8/8/22	646,000	646,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 1.057%, 1/25/46	334,089	332,995
Total asset-backed securities (cost $7,474,152)		$7,453,965

82 Dynamic Asset Allocation Growth Fund

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,414	$2,220,687
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	2,284	2,546,660
Total convertible preferred stocks (cost $3,778,338)		$4,767,347

INVESTMENT COMPANIES (0.1%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	30,393	$1,688,331
Total investment companies (cost $1,703,162)		$1,688,331

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$112,438
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	280,000	263,200
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	106,000	99,396
Total convertible bonds and notes (cost $432,710)		$475,034

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	1,400	$49,322
Total warrants (cost $6,931)				$49,322

SHORT-TERM INVESTMENTS (8.5%)*		Principal amount/ shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper 0.600%, 4/20/22		$15,000,000	$14,996,225
CRC Funding, LLC asset backed commercial paper 1.013%, 7/12/22		12,500,000	12,461,697
Liberty Street Funding, LLC asset backed commercial paper 0.280%, 4/25/22		15,000,000	14,994,511
Putnam Short Term Investment Fund Class P 0.39% L	Shares	185,249,765	185,249,765
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% P	Shares	1,350,000	1,350,000
U.S. Treasury Bills 0.441%, 6/9/22 # ∆ § Φ		$1,900,000	1,898,634
U.S. Treasury Bills 0.342%, 6/2/22 # § Φ		4,800,000	4,797,300
U.S. Treasury Bills 0.056%, 5/19/22 # §		5,900,000	5,898,040
U.S. Treasury Bills 0.039%, 4/21/22 # §		8,400,000	8,399,429
Total short-term investments (cost $250,051,460)			$250,045,601

TOTAL INVESTMENTS
Total investments (cost $2,666,938,836)	$3,217,109,830

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund

Dynamic Asset Allocation Growth Fund 83

FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $2,927,559,448.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $11,148,908 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,911 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $2,600,391 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $6,385,547 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

84 Dynamic Asset Allocation Growth Fund

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $261,540,295 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	79.0%	India	0.7%
United Kingdom	2.7	Ireland	0.7
Japan	2.6	South Korea	0.6
France	1.9	Taiwan	0.6
Canada	1.2	Cayman Islands	0.6
Germany	1.2	Hong Kong	0.6
Switzerland	1.1	Indonesia	0.5
Australia	1.0	Other	3.5
China	0.8	Total	100.0%
Netherlands	0.7

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $141,037,300) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	6/15/22	$7,942,388	$8,092,743	$150,355
	Canadian Dollar	Sell	4/20/22	2,075,179	2,036,387	(38,792)
Barclays Bank PLC
	Hong Kong Dollar	Sell	5/18/22	86,085	86,518	433
Citibank, N.A.
	British Pound	Sell	6/15/22	11,432,662	11,647,028	214,366
	Danish Krone	Sell	6/15/22	1,502,422	1,508,091	5,669
Goldman Sachs International
	Chinese Yuan (Offshore)	Buy	5/18/22	8,005,594	7,966,889	38,705
	South African Rand	Buy	4/20/22	5,208,145	4,774,364	433,781
	South African Rand	Sell	4/20/22	5,208,145	4,903,722	(304,423)

Dynamic Asset Allocation Growth Fund 85

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $141,037,300) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	Norwegian Krone	Sell	6/15/22	$652,253	$644,383	$(7,870)
	Singapore Dollar	Sell	5/18/22	5,327,876	5,371,100	43,224
	South Korean Won	Sell	5/18/22	3,885,599	3,925,648	40,049
	Swedish Krona	Buy	6/15/22	3,310,467	3,203,811	106,656
Morgan Stanley & Co. International PLC
	Euro	Sell	6/15/22	7,033,344	6,966,272	(67,072)
	Swiss Franc	Buy	6/15/22	2,662,126	2,676,167	(14,041)
NatWest Markets PLC
	Australian Dollar	Buy	4/20/22	8,632,329	8,266,159	366,170
	Canadian Dollar	Sell	4/20/22	7,347,709	7,211,789	(135,920)
	Euro	Sell	6/15/22	26,292,595	26,293,060	465
State Street Bank and Trust Co.
	Chinese Yuan (Offshore)	Buy	5/18/22	8,393,793	8,354,124	39,669
	Swiss Franc	Buy	6/15/22	8,202,813	8,062,988	139,825
UBS AG
	Hong Kong Dollar	Sell	5/18/22	3,678,736	3,697,350	18,614
WestPac Banking Corp.
	Australian Dollar	Sell	4/20/22	4,837,751	4,632,483	(205,268)
	Japanese Yen	Buy	5/18/22	10,062,427	10,716,224	(653,797)
Unrealized appreciation						1,597,981
Unrealized (depreciation)						(1,427,183)
Total						$170,798
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	174	$18,980,190	$18,656,280	Jun-22	$1,153,522
Russell 2000 Index E-Mini (Long)	148	15,318,925	15,291,360	Jun-22	415,600
S&P 500 Index E-Mini (Long)	487	110,315,484	110,323,763	Jun-22	6,460,553
S&P Mid Cap 400 Index E-Mini (Long)	3	808,098	806,760	Jun-22	135
U.S. Treasury Bond 30 yr (Long)	97	14,556,063	14,556,063	Jun-22	(533,835)
U.S. Treasury Bond Ultra 30 yr (Long)	158	27,985,750	27,985,750	Jun-22	(1,033,527)
U.S. Treasury Bond Ultra 30 yr (Short)	6	1,062,750	1,062,750	Jun-22	37,862
U.S. Treasury Note 2 yr (Long)	267	56,583,141	56,583,141	Jun-22	(714,764)
U.S. Treasury Note 5 yr (Long)	490	56,196,875	56,196,875	Jun-22	(1,337,673)
U.S. Treasury Note 5 yr (Short)	1,058	121,339,375	121,339,375	Jun-22	2,874,057
U.S. Treasury Note 10 yr (Long)	254	31,210,250	31,210,250	Jun-22	(850,290)
U.S. Treasury Note Ultra 10 yr (Long)	6	812,813	812,813	Jun-22	(29,685)
Unrealized appreciation					10,941,729
Unrealized (depreciation)					(4,499,774)
Total					$6,441,955

86 Dynamic Asset Allocation Growth Fund

TBA SALE COMMITMENTS OUTSTANDING at 3/31/22 (proceeds receivable $194,616,211) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 4.00%, 4/1/52	$23,000,000	4/13/22	$23,472,590
Uniform Mortgage-Backed Securities, 3.50%, 5/1/52	3,000,000	5/12/22	2,994,141
Uniform Mortgage-Backed Securities, 3.50%, 4/1/52	49,000,000	4/13/22	49,088,048
Uniform Mortgage-Backed Securities, 3.00%, 4/1/52	35,000,000	4/13/22	34,242,579
Uniform Mortgage-Backed Securities, 2.50%, 5/1/52	4,000,000	5/12/22	3,809,062
Uniform Mortgage-Backed Securities, 2.50%, 4/1/52	44,000,000	4/13/22	41,985,628
Uniform Mortgage-Backed Securities, 2.00%, 5/1/52	13,000,000	5/12/22	12,043,992
Uniform Mortgage-Backed Securities, 2.00%, 4/1/52	27,000,000	4/13/22	25,059,796
Total			$192,695,836

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$33,863,000	$2,363,299	$(449)	1/3/32	1.3265% — Annually	Secured Overnight Financing Rate — Annually	$2,252,975
74,810,000	994,973 E	(1,086,903)	6/15/24	1.80% — Annually	Secured Overnight Financing Rate — Annually	(91,932)
31,396,000	417,567 E	456,093	6/15/24	Secured Overnight Financing Rate — Annually	1.80% — Annually	38,527
36,562,000	773,652 E	(856,837)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	(83,185)
12,155,000	220,127 E	(322,554)	6/15/32	1.95% — Annually	Secured Overnight Financing Rate — Annually	(102,427)
17,344,000	314,100 E	459,791	6/15/32	Secured Overnight Financing Rate — Annually	1.95% — Annually	145,691
10,118,000	131,332 E	156,756	6/15/52	Secured Overnight Financing Rate — Annually	2.05% — Annually	288,087
1,547,500	20,938	(21)	3/30/32	2.2655% — Annually	Secured Overnight Financing Rate — Annually	(21,141)
1,547,500	20,179	(21)	3/30/32	2.26% — Annually	Secured Overnight Financing Rate — Annually	(20,382)

Dynamic Asset Allocation Growth Fund 87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,746,500	$8,471	$(14)	3/31/27	Secured Overnight Financing Rate — Annually	2.3365% — Annually	$8,570
16,880,000	20,256	(64)	3/31/24	2.307% — Annually	Secured Overnight Financing Rate — Annually	(21,401)
10,910,000	27,821	(88)	3/31/27	Secured Overnight Financing Rate — Annually	2.288% — Annually	28,426
2,180,000	5,821	(18)	4/1/27	2.2915% — Annually	Secured Overnight Financing Rate — Annually	(5,838)
3,180,000	1,781	(26)	4/1/27	2.247% — Annually	Secured Overnight Financing Rate — Annually	(1,807)
3,114,000	3,703	(41)	4/4/32	Secured Overnight Financing Rate — Annually	2.113% — Annually	3,661
291,000	33	(1)	4/4/24	Secured Overnight Financing Rate — Annually	2.243% — Annually	31
372,000	78	(5)	4/4/32	Secured Overnight Financing Rate — Annually	2.0975% — Annually	(83)
Total		$(1,194,402)	$2,417,772
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$112,966,125	$116,372,837	$—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$3,705,315
111,017,570	114,397,441	—	12/15/25	Secured Overnight Financing Rate minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(3,703,943)

88 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$44,131	$44,315	$—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	Evraz PLC — Monthly	$175
Upfront premium received		—		Unrealized appreciation		3,705,490
Upfront premium (paid)		—		Unrealized (depreciation)		(3,703,943)
Total		$—		Total	$1,547
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Diageo PLC (United Kingdom)	Consumer staples	15,483	$787,617	0.68%
Exxon Mobil Corp.	Energy	9,297	767,804	0.66%
ConocoPhillips	Energy	7,660	765,958	0.66%
PepsiCo, Inc.	Consumer staples	4,530	758,178	0.65%
Verisk Analytics, Inc.	Consumer cyclicals	3,529	757,446	0.65%
MSCI, Inc.	Technology	1,496	752,485	0.65%
FactSet Research Systems, Inc.	Consumer cyclicals	1,731	751,362	0.65%
SEI Investments Co.	Financials	12,414	747,452	0.64%
Eiffage SA (France)	Basic materials	7,181	744,977	0.64%
Keysight Technologies, Inc.	Technology	4,677	738,838	0.63%
Secom Co., Ltd. (Japan)	Consumer cyclicals	9,993	730,111	0.63%
Exor NV (Netherlands)	Financials	9,315	720,320	0.62%
Hershey Co. (The)	Consumer staples	3,279	710,235	0.61%
GlaxoSmithKline PLC (United Kingdom)	Health care	30,551	662,582	0.57%
Colgate-Palmolive Co.	Consumer staples	8,454	641,048	0.55%
Baloise Holding AG (Switzerland)	Financials	3,470	622,553	0.53%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	22,339	615,656	0.53%
AT&T, Inc.	Communication services	25,809	609,869	0.52%
Textron, Inc.	Capital goods	7,953	591,510	0.51%
Marubeni Corp. (Japan)	Conglomerates	50,303	590,997	0.51%
IA Financial Corp., Inc. (Canada)	Financials	9,641	586,702	0.50%
Fortive Corp.	Capital goods	9,578	583,603	0.50%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	33,848	583,405	0.50%
Avery Dennison Corp.	Basic materials	3,306	575,126	0.49%
Dover Corp.	Capital goods	3,650	572,636	0.49%
Bank Hapoalim MB (Israel)	Financials	57,402	571,092	0.49%
Toronto-Dominion Bank (Canada)	Financials	7,145	567,377	0.49%
Weyerhaeuser Co.	Basic materials	14,951	566,661	0.49%
Chevron Corp.	Energy	3,472	565,265	0.49%
3M Co.	Conglomerates	3,699	550,717	0.47%

Dynamic Asset Allocation Growth Fund 89

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Brenntag SE (Germany)	Basic materials	6,747	$550,579	0.47%
Bank Leumi Le-Israel BM (Israel)	Financials	50,724	549,003	0.47%
Zebra Technologies Corp. Class A	Technology	1,319	545,627	0.47%
Cummins, Inc.	Capital goods	2,641	541,672	0.47%
Synopsys, Inc.	Technology	1,611	537,003	0.46%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	29,039	534,007	0.46%
MetLife, Inc.	Financials	7,575	532,348	0.46%
Canadian Imperial Bank of Commerce (Canada)	Financials	4,347	528,142	0.45%
Edenred (France)	Consumer cyclicals	10,454	522,505	0.45%
Cadence Design Systems, Inc.	Technology	3,176	522,293	0.45%
Hologic, Inc.	Health care	6,797	522,179	0.45%
Sumitomo Corp. (Japan)	Consumer staples	29,907	522,122	0.45%
VeriSign, Inc.	Technology	2,344	521,346	0.45%
Fidelity National Financial, Inc.	Financials	10,673	521,263	0.45%
AMETEK, Inc.	Conglomerates	3,866	514,892	0.44%
Telefonica SA (Spain)	Communication services	104,938	512,399	0.44%
George weston, Ltd. (Canada)	Consumer staples	4,092	504,361	0.43%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	918	501,203	0.43%
Repsol SA (Spain)	Energy	37,521	497,798	0.43%
Sonic Healthcare, Ltd. (Australia)	Health care	18,655	497,027	0.43%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Assicurazioni Generali SpA (Italy)	Financials	34,772	$798,949	0.70%
Air Liquide SA (France)	Basic materials	4,358	766,170	0.67%
AXA SA (France)	Financials	25,800	758,188	0.66%
S&P Global, Inc.	Consumer cyclicals	1,830	750,683	0.66%
Allianz SE (Germany)	Financials	3,089	740,104	0.65%
STERIS PLC	Health care	3,050	737,334	0.64%
Berkshire Hathaway, Inc. Class B	Financials	2,075	732,352	0.64%
BHP Group, Ltd. (Australia)	Basic materials	18,393	712,258	0.62%
Visa, Inc. Class A	Financials	3,110	689,713	0.60%
Waste Management, Inc.	Capital goods	4,323	685,151	0.60%
Heineken NV (Netherlands)	Consumer staples	6,858	656,812	0.57%
Ceridian HCM Holding, Inc.	Technology	9,337	638,305	0.56%
Kimco Realty Corp.	Financials	25,623	632,895	0.55%
Pioneer Natural Resources Co.	Energy	2,468	617,026	0.54%
SoftBank Corp.	Communication services	51,041	598,703	0.52%
Bouygues SA (France)	Conglomerates	17,027	595,782	0.52%
Tokio Marine Holdings, Inc. (Japan)	Financials	10,130	593,151	0.52%
BNP Paribas SA (France)	Financials	10,308	592,166	0.52%
Atmos Energy Corp.	Utilities and power	4,955	592,086	0.52%
Imperial Brands PLC (United Kingdom)	Consumer staples	27,736	586,785	0.51%

90 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Toyota Motor Corp. (Japan)	Consumer cyclicals	32,105	$586,109	0.51%
Alexandria Real Estate Equities, Inc.	Financials	2,884	580,392	0.51%
Cooper Cos., Inc. (The)	Health care	1,378	575,257	0.50%
TOTO, Ltd.	Basic materials	13,918	564,780	0.49%
TransCanada Corp. (Canada)	Energy	9,652	544,367	0.48%
Waste Connections, Inc.	Capital goods	3,892	543,740	0.48%
Trend Micro, Inc. (Japan)	Technology	9,213	541,861	0.47%
Enbridge, Inc. (Canada)	Utilities and power	11,770	541,845	0.47%
Dollar General Corp.	Consumer cyclicals	2,427	540,241	0.47%
Fastenal Co.	Consumer staples	9,023	535,941	0.47%
ORIX Corp. (Japan)	Financials	26,544	533,658	0.47%
Saputo, Inc. (Canada)	Consumer staples	22,466	532,104	0.47%
Avantor, Inc.	Health care	15,680	530,289	0.46%
Mitsubishi UFJ Financial Group, Inc. (Japan)	Financials	84,805	529,629	0.46%
Orange SA (France)	Communication services	44,603	528,159	0.46%
Molson Coors Beverage Co. Class B	Consumer staples	9,893	528,103	0.46%
Naturgy Energy Group SA (Spain)	Utilities and power	17,441	524,039	0.46%
Reed Elsevier (United Kingdom)	Consumer cyclicals	16,005	501,023	0.44%
Rollins, Inc.	Consumer cyclicals	14,207	497,958	0.44%
Hang Seng Bank, Ltd. (Hong Kong)	Financials	25,527	492,733	0.43%
International Paper Co.	Basic materials	10,645	491,259	0.43%
Moody’s Corp.	Consumer cyclicals	1,449	488,963	0.43%
ONEOK, Inc.	Energy	6,869	485,122	0.42%
Venture Corp., Ltd. (Singapore)	Technology	37,207	482,328	0.42%
Bunzl PLC (United Kingdom)	Consumer staples	12,367	482,175	0.42%
CGI Group, Inc. Class A (Canada)	Technology	6,022	479,744	0.42%
Telus Corp. (Canada)	Communication services	18,345	479,271	0.42%
Enel SpA (Italy)	Utilities and power	70,745	474,890	0.42%
MTR Corp. (Hong Kong)	Transportation	87,125	471,032	0.41%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
$30,354,000	$2,449,568	$98,216	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(2,351,352)
95,870,000	5,914,220	10,208	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(5,904,012)
Total		$108,424	$(8,255,364)

Dynamic Asset Allocation Growth Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$1,367	$19,130	$4,670	5/11/63	300 bp — Monthly	$(3,291)
CMBX NA BBB−.6 Index	B+/P	2,591	41,129	10,039	5/11/63	300 bp — Monthly	(7,424)
CMBX NA BBB−.6 Index	B+/P	5,309	82,257	20,079	5/11/63	300 bp — Monthly	(14,722)
Citigroup Global Markets, Inc.
CMBX NA A.13 Index	A-/P	(115)	7,000	32	12/16/72	200 bp — Monthly	(144)
CMBX NA BB.11 Index	BB−/P	33,900	60,000	6,396	11/18/54	500 bp — Monthly	27,562
CMBX NA BB.6 Index	CCC+/P	39,594	262,507	110,489	5/11/63	500 bp — Monthly	(70,641)
CMBX NA BB.7 Index	B/P	22,506	441,000	137,063	1/17/47	500 bp — Monthly	(113,039)
CMBX NA BB.9 Index	B/P	814	4,000	947	9/17/58	500 bp — Monthly	(129)
CMBX NA BB.9 Index	B/P	9,598	47,000	11,130	9/17/58	500 bp — Monthly	(1,485)
CMBX NA BBB−.10 Index	BB+/P	3,722	30,000	3,342	11/17/59	300 bp — Monthly	398
CMBX NA BBB−.10 Index	BB+/P	4,364	40,000	4,456	11/17/59	300 bp — Monthly	(69)
CMBX NA BBB−.12 Index	BBB−/P	751	18,000	1,609	8/17/61	300 bp — Monthly	(848)
CMBX NA BBB−.12 Index	BBB−/P	6,659	113,000	10,102	8/17/61	300 bp — Monthly	(3,377)
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	3,286	79,000	3,358	1/17/47	200 bp — Monthly	(41)
CMBX NA BB.7 Index	B/P	10,567	79,000	24,553	1/17/47	500 bp — Monthly	(13,909)
CMBX NA BBB−.7 Index	BB−/P	6,165	78,000	14,024	1/17/47	300 bp — Monthly	(7,813)
Goldman Sachs International
CMBX NA A.14 Index	A-/P	(288)	17,000	48	12/16/72	200 bp — Monthly	(329)
CMBX NA A.14 Index	A-/P	(849)	50,000	140	12/16/72	200 bp — Monthly	(969)
CMBX NA A.6 Index	BBB+/P	(1)	928	75	5/11/63	200 bp — Monthly	(75)
CMBX NA A.6 Index	BBB+/P	136	16,707	1,353	5/11/63	200 bp — Monthly	(1,211)
CMBX NA A.6 Index	BBB+/P	2,494	19,492	1,579	5/11/63	200 bp — Monthly	923
CMBX NA A.6 Index	BBB+/P	(201)	23,205	1,880	5/11/63	200 bp — Monthly	(2,072)

92 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	BBB+/P	$3,488	$27,845	$2,255	5/11/63	200 bp — Monthly	$1,243
CMBX NA A.6 Index	BBB+/P	1,808	27,845	2,255	5/11/63	200 bp — Monthly	(437)
CMBX NA A.6 Index	BBB+/P	2,966	52,906	4,285	5/11/63	200 bp — Monthly	(1,299)
CMBX NA A.6 Index	BBB+/P	4,006	56,619	4,586	5/11/63	200 bp — Monthly	(558)
CMBX NA A.6 Index	BBB+/P	2,258	67,757	5,488	5/11/63	200 bp — Monthly	(3,204)
CMBX NA A.6 Index	BBB+/P	4,069	73,326	5,939	5/11/63	200 bp — Monthly	(1,842)
CMBX NA A.6 Index	BBB+/P	4,784	87,249	7,067	5/11/63	200 bp — Monthly	(2,250)
CMBX NA A.6 Index	BBB+/P	6,226	114,166	9,247	5/11/63	200 bp — Monthly	(2,977)
CMBX NA A.6 Index	BBB+/P	3,657	146,653	11,879	5/11/63	200 bp — Monthly	(8,165)
CMBX NA BBB−.14 Index	BBB−/P	540	12,000	1,163	12/16/72	300 bp — Monthly	(616)
CMBX NA BBB−.15 Index	BBB−/P	89	1,000	96	11/18/64	300 bp — Monthly	(6)
CMBX NA BBB−.15 Index	BBB−/P	92	1,000	96	11/18/64	300 bp — Monthly	(3)
CMBX NA BBB−.6 Index	B+/P	870	10,521	2,568	5/11/63	300 bp — Monthly	(1,692)
CMBX NA BBB−.6 Index	B+/P	1,382	15,304	3,736	5/11/63	300 bp — Monthly	(2,345)
CMBX NA BBB−.6 Index	B+/P	1,355	26,781	6,537	5/11/63	300 bp — Monthly	(5,167)
CMBX NA BBB−.6 Index	B+/P	3,202	44,955	10,973	5/11/63	300 bp — Monthly	(7,745)
CMBX NA BBB−.6 Index	B+/P	3,025	55,476	13,542	5/11/63	300 bp — Monthly	(10,484)
CMBX NA BBB−.6 Index	B+/P	5,485	62,171	15,176	5/11/63	300 bp — Monthly	(9,655)
CMBX NA BBB−.6 Index	B+/P	6,329	71,736	17,511	5/11/63	300 bp — Monthly	(11,140)
CMBX NA BBB−.6 Index	B+/P	12,704	161,645	39,458	5/11/63	300 bp — Monthly	(26,659)
CMBX NA BBB−.7 Index	BB−/P	30,086	382,000	68,684	1/17/47	300 bp — Monthly	(38,375)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(525)	100,000	460	12/16/72	200 bp — Monthly	(947)
CMBX NA A.14 Index	A-/P	(536)	81,000	227	12/16/72	200 bp — Monthly	(731)

Dynamic Asset Allocation Growth Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.7 Index	BBB+/P	$7,192	$164,000	$6,970	1/17/47	200 bp — Monthly	$286
CMBX NA BB.10 Index	B+/P	4,092	51,000	14,229	5/11/63	500 bp — Monthly	(10,087)
CMBX NA BB.6 Index	CCC+/P	4,633	8,560	3,603	5/11/63	500 bp — Monthly	1,039
CMBX NA BBB−.12 Index	BBB−/P	969	18,000	1,609	8/17/61	300 bp — Monthly	(630)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(126)	21,000	97	12/16/72	200 bp — Monthly	(214)
CMBX NA A.13 Index	A-/P	(334)	40,000	184	12/16/72	200 bp — Monthly	(503)
CMBX NA A.13 Index	A-/P	(5,965)	400,000	1,840	12/16/72	200 bp — Monthly	(7,649)
CMBX NA A.14 Index	A-/P	(592)	37,000	104	12/16/72	200 bp — Monthly	(681)
CMBX NA A.6 Index	BBB+/P	3,018	31,558	2,556	5/11/63	200 bp — Monthly	474
CMBX NA BB.6 Index	CCC+/P	18,418	71,333	30,024	5/11/63	500 bp — Monthly	(11,537)
CMBX NA BB.6 Index	CCC+/P	36,962	142,667	60,048	5/11/63	500 bp — Monthly	(22,948)
CMBX NA BBB−.12 Index	BBB−/P	2,770	47,000	4,202	8/17/61	300 bp — Monthly	(1,405)
CMBX NA BBB−.12 Index	BBB−/P	3,091	72,000	6,437	8/17/61	300 bp — Monthly	(3,303)
Upfront premium received		333,389		Unrealized appreciation		31,925
Upfront premium (paid)		(9,532)		Unrealized (depreciation)		(436,842)
Total		$323,857		Total		$(404,917)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(3,888)	$37,127	$3,007	5/11/63	(200 bp) — Monthly	$(895)
CMBX NA A.7 Index	(1,802)	243,000	10,328	1/17/47	(200 bp) — Monthly	8,431

94 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.10 Index	$(33,272)	$138,000	$38,502	11/17/59	(500 bp) — Monthly	$5,096
CMBX NA BB.10 Index	(14,025)	55,000	15,345	11/17/59	(500 bp) — Monthly	1,267
CMBX NA BB.10 Index	(5,114)	49,000	13,671	11/17/59	(500 bp) — Monthly	8,510
CMBX NA BB.10 Index	(4,386)	40,000	11,160	11/17/59	(500 bp) — Monthly	6,735
CMBX NA BB.11 Index	(4,405)	34,000	3,624	11/18/54	(500 bp) — Monthly	(814)
CMBX NA BB.11 Index	(934)	18,000	1,919	11/18/54	(500 bp) — Monthly	968
CMBX NA BB.11 Index	(550)	8,000	853	11/18/54	(500 bp) — Monthly	295
CMBX NA BB.8 Index	(6,084)	47,349	16,672	10/17/57	(500 bp) — Monthly	10,542
CMBX NA BB.8 Index	(14,471)	40,585	14,290	10/17/57	(500 bp) — Monthly	(221)
CMBX NA BB.8 Index	(3,109)	8,697	3,062	10/17/57	(500 bp) — Monthly	(55)
CMBX NA BB.9 Index	(1,371)	34,000	8,051	9/17/58	(500 bp) — Monthly	6,647
CMBX NA BB.9 Index	(1,419)	22,000	5,210	9/17/58	(500 bp) — Monthly	3,769
CMBX NA BB.9 Index	(413)	4,000	947	9/17/58	(500 bp) — Monthly	530
CMBX NA BB.9 Index	(109)	3,000	710	9/17/58	(500 bp) — Monthly	599
CMBX NA BBB−.10 Index	(20,259)	68,000	7,575	11/17/59	(300 bp) — Monthly	(12,723)
CMBX NA BBB−.10 Index	(3,691)	15,000	1,671	11/17/59	(300 bp) — Monthly	(2,029)
CMBX NA BBB−.10 Index	(477)	2,000	223	11/17/59	(300 bp) — Monthly	(256)
CMBX NA BBB−.12 Index	(53,304)	169,000	15,109	8/17/61	(300 bp) — Monthly	(38,294)
CMBX NA BBB−.12 Index	(16,701)	50,000	4,470	8/17/61	(300 bp) — Monthly	(12,260)
CMBX NA BBB−.12 Index	(14,060)	40,000	3,576	8/17/61	(300 bp) — Monthly	(10,508)
CMBX NA BBB−.12 Index	(11,982)	34,000	3,040	8/17/61	(300 bp) — Monthly	(8,962)
CMBX NA BBB−.12 Index	(6,318)	28,000	2,503	8/17/61	(300 bp) — Monthly	(3,831)
CMBX NA BBB−.12 Index	(5,137)	27,000	2,414	8/17/61	(300 bp) — Monthly	(2,739)

Dynamic Asset Allocation Growth Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(2,710)	$16,000	$1,430	8/17/61	(300 bp) — Monthly	$(1,289)
CMBX NA BBB−.14 Index	(224)	2,000	194	12/16/72	(300 bp) — Monthly	(32)
CMBX NA BBB−.14 Index	(112)	1,000	97	12/16/72	(300 bp) — Monthly	(16)
CMBX NA BBB−.6 Index	(64)	956	233	5/11/63	(300 bp) — Monthly	169
CMBX NA BBB−.8 Index	(17,656)	113,000	14,690	10/17/57	(300 bp) — Monthly	(3,032)
CMBX NA BBB−.8 Index	(8,186)	59,000	7,670	10/17/57	(300 bp) — Monthly	(551)
CMBX NA BBB−.8 Index	(9,326)	59,000	7,670	10/17/57	(300 bp) — Monthly	(1,690)
CMBX NA BBB−.8 Index	(9,363)	59,000	7,670	10/17/57	(300 bp) — Monthly	(1,727)
CMBX NA BBB−.8 Index	(7,322)	55,000	7,150	10/17/57	(300 bp) — Monthly	(204)
CMBX NA BBB−.8 Index	(4,163)	30,000	3,900	10/17/57	(300 bp) — Monthly	(280)
CMBX NA BBB−.8 Index	(4,008)	28,000	3,640	10/17/57	(300 bp) — Monthly	(384)
CMBX NA BBB−.9 Index	(4,732)	20,000	2,042	9/17/58	(300 bp) — Monthly	(2,701)
Credit Suisse International
CMBX NA BB.10 Index	(13,476)	101,000	28,179	11/17/59	(500 bp) — Monthly	14,605
CMBX NA BB.10 Index	(11,892)	100,000	27,900	11/17/59	(500 bp) — Monthly	15,911
CMBX NA BB.10 Index	(6,588)	53,000	14,787	11/17/59	(500 bp) — Monthly	8,148
CMBX NA BB.7 Index	(8,878)	478,409	201,362	5/11/63	(500 bp) — Monthly	192,019
CMBX NA BB.7 Index	(28,223)	153,000	47,552	1/17/47	(500 bp) — Monthly	19,180
CMBX NA BB.7 Index	(8,060)	49,000	15,229	1/17/47	(500 bp) — Monthly	7,122
CMBX NA BB.8 Index	(1,402)	7,731	2,722	10/17/57	(500 bp) — Monthly	1,313
Goldman Sachs International
CMBX NA A.6 Index	(2,192)	19,492	1,579	5/11/63	(200 bp) — Monthly	(621)
CMBX NA A.6 Index	(289)	2,785	226	5/11/63	(200 bp) — Monthly	(64)
CMBX NA BB.10 Index	(10,860)	48,000	13,392	11/17/59	(500 bp) — Monthly	2,485

96 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.6 Index	$(716)	$6,658	$2,802	5/11/63	(500 bp) — Monthly	$2,080
CMBX NA BB.7 Index	(69,646)	343,000	106,604	1/17/47	(500 bp) — Monthly	36,625
CMBX NA BB.7 Index	(11,141)	68,000	21,134	1/17/47	(500 bp) — Monthly	9,927
CMBX NA BB.8 Index	(27,262)	71,507	25,178	10/17/57	(500 bp) — Monthly	(2,154)
CMBX NA BB.8 Index	(19,437)	52,181	18,373	10/17/57	(500 bp) — Monthly	(1,115)
CMBX NA BB.8 Index	(16,124)	44,450	15,651	10/17/57	(500 bp) — Monthly	(516)
CMBX NA BB.8 Index	(16,152)	44,450	15,651	10/17/57	(500 bp) — Monthly	(544)
CMBX NA BB.8 Index	(13,611)	38,653	13,610	10/17/57	(500 bp) — Monthly	(39)
CMBX NA BB.8 Index	(2,039)	17,394	6,124	10/17/57	(500 bp) — Monthly	4,068
CMBX NA BBB−.6 Index	(7,354)	140,602	34,321	5/11/63	(300 bp) — Monthly	26,885
CMBX NA BBB−.6 Index	(33,518)	117,647	28,718	5/11/63	(300 bp) — Monthly	(4,869)
CMBX NA BBB−.8 Index	(4,269)	33,000	4,290	10/17/57	(300 bp) — Monthly	1
JPMorgan Securities LLC
CMBX NA BB.17 Index	(7,834)	16,000	4,973	1/17/47	(500 bp) — Monthly	(2,877)
CMBX NA BB.8 Index	(2,478)	4,832	1,701	10/17/57	(500 bp) — Monthly	(782)
CMBX NA BBB−.10 Index	(25,805)	246,000	27,404	11/17/59	(300 bp) — Monthly	1,456
CMBX NA BBB−.10 Index	(16,929)	149,000	16,599	11/17/59	(300 bp) — Monthly	(417)
CMBX NA BBB−.10 Index	(16,057)	57,000	6,350	11/17/59	(300 bp) — Monthly	(9,741)
CMBX NA BBB−.10 Index	(14,300)	48,000	5,347	11/17/59	(300 bp) — Monthly	(8,981)
CMBX NA BBB−.10 Index	(4,618)	28,000	3,119	11/17/59	(300 bp) — Monthly	(1,515)
CMBX NA BBB−.14 Index	(122)	2,000	194	12/16/72	(300 bp) — Monthly	71
CMBX NA BBB−.6 Index	(81,844)	244,859	59,770	5/11/63	(300 bp) — Monthly	(22,217)
CMBX NA BBB−.7 Index	(96,249)	410,000	73,718	1/17/47	(300 bp) — Monthly	(22,774)
CMBX NA BBB−.8 Index	(9,851)	71,000	9,230	10/17/57	(300 bp) — Monthly	(663)

Dynamic Asset Allocation Growth Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(5,519)	$97,000	$27,063	11/17/59	(500 bp) — Monthly	$21,449
CMBX NA BBB−.10 Index	(12,134)	56,000	6,238	11/17/59	(300 bp) — Monthly	(5,928)
CMBX NA BBB−.9 Index	(4,816)	26,000	2,655	9/17/58	(300 bp) — Monthly	(2,177)
CMBX NA BBB−.9 Index	(371)	2,000	204	9/17/58	(300 bp) — Monthly	(167)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(84)	928	75	5/11/63	(200 bp) — Monthly	(9)
CMBX NA BB.10 Index	(5,139)	49,000	13,671	11/17/59	(500 bp) — Monthly	8,484
CMBX NA BB.10 Index	(4,932)	21,000	5,859	11/17/59	(500 bp) — Monthly	907
CMBX NA BB.7 Index	(4,628)	24,000	7,459	1/17/47	(500 bp) — Monthly	2,808
CMBX NA BB.8 Index	(17,993)	47,349	16,672	10/17/57	(500 bp) — Monthly	(1,367)
CMBX NA BB.8 Index	(12,480)	34,787	12,249	10/17/57	(500 bp) — Monthly	(265)
CMBX NA BB.8 Index	(8,334)	22,225	7,825	10/17/57	(500 bp) — Monthly	(531)
CMBX NA BB.8 Index	(8,076)	22,225	7,825	10/17/57	(500 bp) — Monthly	(272)
CMBX NA BB.8 Index	(7,760)	21,259	7,485	10/17/57	(500 bp) — Monthly	(295)
CMBX NA BB.8 Index	(3,880)	10,629	3,743	10/17/57	(500 bp) — Monthly	(147)
CMBX NA BB.8 Index	(3,955)	7,731	2,722	10/17/57	(500 bp) — Monthly	(1,241)
CMBX NA BB.9 Index	(121)	3,000	710	9/17/58	(500 bp) — Monthly	587
CMBX NA BB.9 Index	(176)	2,000	474	9/17/58	(500 bp) — Monthly	296
CMBX NA BB.9 Index	(121)	1,000	237	9/17/58	(500 bp) — Monthly	115
CMBX NA BBB−.10 Index	(6,084)	58,000	6,461	11/17/59	(300 bp) — Monthly	343
CMBX NA BBB−.10 Index	(5,834)	46,000	5,124	11/17/59	(300 bp) — Monthly	(736)
CMBX NA BBB−.10 Index	(3,118)	36,000	4,010	11/17/59	(300 bp) — Monthly	872
CMBX NA BBB−.10 Index	(8,045)	33,000	3,676	11/17/59	(300 bp) — Monthly	(4,388)
CMBX NA BBB−.10 Index	(4,987)	23,000	2,562	11/17/59	(300 bp) — Monthly	(2,438)

98 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.10 Index	$(4,325)	$20,000	$2,228	11/17/59	(300 bp) — Monthly	$(2,109)
CMBX NA BBB−.10 Index	(3,784)	16,000	1,782	11/17/59	(300 bp) — Monthly	(2,011)
CMBX NA BBB−.10 Index	(1,837)	8,000	891	11/17/59	(300 bp) — Monthly	(950)
CMBX NA BBB−.12 Index	(2,659)	8,000	715	8/17/61	(300 bp) — Monthly	(1,948)
CMBX NA BBB−.12 Index	(1,043)	5,000	447	8/17/61	(300 bp) — Monthly	(599)
CMBX NA BBB−.14 Index	(62)	1,000	97	12/16/72	(300 bp) — Monthly	34
CMBX NA BBB−.6 Index	(29,669)	89,909	21,947	5/11/63	(300 bp) — Monthly	(7,774)
CMBX NA BBB−.7 Index	(4,177)	41,000	7,372	1/17/47	(300 bp) — Monthly	3,170
CMBX NA BBB−.8 Index	(10,539)	77,000	10,010	10/17/57	(300 bp) — Monthly	(574)
CMBX NA BBB−.8 Index	(7,993)	63,000	8,190	10/17/57	(300 bp) — Monthly	160
CMBX NA BBB−.8 Index	(8,013)	63,000	8,190	10/17/57	(300 bp) — Monthly	140
CMBX NA BBB−.8 Index	(8,120)	58,000	7,540	10/17/57	(300 bp) — Monthly	(614)
CMBX NA BBB−.8 Index	(7,437)	48,000	6,240	10/17/57	(300 bp) — Monthly	(1,225)
CMBX NA BBB−.8 Index	(6,870)	48,000	6,240	10/17/57	(300 bp) — Monthly	(658)
CMBX NA BBB−.8 Index	(7,344)	47,000	6,110	10/17/57	(300 bp) — Monthly	(1,261)
CMBX NA BBB−.8 Index	(6,103)	45,000	5,850	10/17/57	(300 bp) — Monthly	(279)
CMBX NA BBB−.8 Index	(6,131)	45,000	5,850	10/17/57	(300 bp) — Monthly	(308)
CMBX NA BBB−.8 Index	(6,074)	43,000	5,590	10/17/57	(300 bp) — Monthly	(509)
Upfront premium received	—		Unrealized appreciation		434,819
Upfront premium (paid)	(1,135,130)		Unrealized (depreciation)		(226,162)
Total	$(1,135,130)		Total		$208,657
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Growth Fund 99

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
NA HY Series 37 Index	BB−/P	$(284,940)	$3,016,000	$190,240	12/20/26	500 bp — Quarterly	$(90,092)
NA IG Series 38 Index	BBB+/P	(664,517)	46,300,000	738,022	6/20/27	100 bp — Quarterly	83,794
Total	$(949,457)		$(6,298)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$50,736,074	$56,325,580	$—
Capital goods	102,994,929	18,156,919	—
Communication services	45,126,818	13,890,013	—
Conglomerates	6,780,653	4,001,413	—
Consumer cyclicals	270,777,672	73,183,127	—
Consumer staples	99,546,307	48,988,593	—
Energy	61,083,204	29,907,443	—
Financials	222,108,689	114,373,314	—
Government	—	489,434	—
Health care	220,377,338	59,854,833	—
Miscellaneous	—	956,414	—
Technology	503,390,849	94,288,674	—
Transportation	32,537,719	12,860,506	—
Utilities and power	49,863,816	6,512,184	—
Total common stocks	1,665,324,068	533,788,447	—

100 Dynamic Asset Allocation Growth Fund

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$7,453,965	$—
Collateralized loan obligations	—	20,969,421	—
Commodity linked notes	—	15,739,551	—
Convertible bonds and notes	—	475,034	—
Convertible preferred stocks	—	4,767,347	—
Corporate bonds and notes	—	258,982,073	—
Foreign government and agency bonds and notes	—	11,558,367	—
Investment companies	1,688,331	—	—
Mortgage-backed securities	—	81,020,069	—
Senior loans	—	8,700,878	—
U.S. government and agency mortgage obligations	—	356,222,453	—
U.S. treasury obligations	—	324,903	—
Warrants	49,322	—	—
Short-term investments	1,350,000	248,695,601	—
Totals by level	$1,668,411,721	$1,548,698,109	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$170,798	$—
Futures contracts	6,441,955	—	—
TBA sale commitments	—	(192,695,836)	—
Interest rate swap contracts	—	3,612,174	—
Total return swap contracts	—	(8,362,241)	—
Credit default contracts	—	1,558,172	—
Totals by level	$6,441,955	$(195,716,933)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 101

Statement of assets and liabilities 3/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,481,689,071)	$3,031,860,065
Affiliated issuers (identified cost $185,249,765) (Notes 1 and 5)	185,249,765
Cash	1,064,370
Foreign currency (cost $276,744) (Note 1)	309,641
Deposits with Broker (Note 1)	100,294
Dividends, interest and other receivables	8,526,865
Foreign tax reclaim	1,205,439
Receivable for shares of the fund sold	6,382,953
Receivable for investments sold	18,198,911
Receivable for sales of TBA securities (Note 1)	127,616,234
Receivable for variation margin on futures contracts (Note 1)	1,213,905
Receivable for variation margin on centrally cleared swap contracts (Note 1)	359,030
Unrealized appreciation on forward currency contracts (Note 1)	1,597,981
Unrealized appreciation on OTC swap contracts (Note 1)	4,172,234
Premium paid on OTC swap contracts (Note 1)	1,144,662
Prepaid assets	70,365
Total assets	3,389,072,714

LIABILITIES
Payable for investments purchased	8,654,267
Payable for purchases of TBA securities (Note 1)	234,292,053
Payable for shares of the fund repurchased	9,785,742
Payable for compensation of Manager (Note 2)	1,426,245
Payable for custodian fees (Note 2)	99,908
Payable for investor servicing fees (Note 2)	560,562
Payable for Trustee compensation and expenses (Note 2)	418,092
Payable for administrative services (Note 2)	8,747
Payable for distribution fees (Note 2)	1,262,727
Payable for variation margin on futures contracts (Note 1)	3,398,232
Payable for variation margin on centrally cleared swap contracts (Note 1)	395,932
Unrealized depreciation on OTC swap contracts (Note 1)	4,366,947
Premium received on OTC swap contracts (Note 1)	333,389
Unrealized depreciation on forward currency contracts (Note 1)	1,427,183
TBA sale commitments, at value (proceeds receivable $194,616,211) (Note 1)	192,695,836
Collateral on certain derivative contracts, at value (Notes 1 and 9)	1,674,903
Other accrued expenses	712,501
Total liabilities	461,513,266

Net assets	$2,927,559,448

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,320,335,891
Total distributable earnings (Note 1)	607,223,557
Total — Representing net assets applicable to capital shares outstanding	$2,927,559,448

(Continued on next page)

102 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,694,131,950 divided by 93,565,304 shares)	$18.11
Offering price per class A share (100/94.25 of $18.11)*	$19.21
Net asset value and offering price per class B share ($25,652,744 divided by 1,456,000 shares)**	$17.62
Net asset value and offering price per class C share ($194,927,029 divided by 11,710,056 shares)**	$16.65
Net asset value, offering price and redemption price per class P share
($331,787,955 divided by 18,037,580 shares)	$18.39
Net asset value, offering price and redemption price per class R share
($19,831,870 divided by 1,126,814 shares)	$17.60
Net asset value, offering price and redemption price per class R5 share
($15,230,600 divided by 829,879 shares)	$18.35
Net asset value, offering price and redemption price per class R6 share
($365,728,333 divided by 19,870,108 shares)	$18.41
Net asset value, offering price and redemption price per class Y share
($280,268,967 divided by 15,256,827 shares)	$18.37

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 103

Statement of operations Six months ended 3/31/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $427,859)	$18,732,410
Interest (net of foreign tax of $4,203) (including interest income of $113,277
from investments in affiliated issuers) (Note 5)	8,702,496
Securities lending (net of expenses) (Notes 1 and 5)	16,533
Total investment income	27,451,439

EXPENSES
Compensation of Manager (Note 2)	8,862,359
Investor servicing fees (Note 2)	1,720,278
Custodian fees (Note 2)	208,386
Trustee compensation and expenses (Note 2)	57,947
Distribution fees (Note 2)	3,430,074
Administrative services (Note 2)	50,785
Other	516,014
Total expenses	14,845,843
Expense reduction (Note 2)	(983)
Net expenses	14,844,860

Net investment income	12,606,579

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $579,869) (Notes 1 and 3)	116,716,002
Foreign currency transactions (Note 1)	(108,843)
Forward currency contracts (Note 1)	(2,651,765)
Futures contracts (Note 1)	(1,219,739)
Swap contracts (Note 1)	(8,198,866)
Written options (Note 1)	319,730
Total net realized gain	104,856,519
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments
(net of decrease in deferred foreign taxes of $708,487)	(137,515,804)
Assets and liabilities in foreign currencies	(36,943)
Forward currency contracts	2,118,957
Futures contracts	9,219,387
Swap contracts	(1,841,455)
Written options	44,525
Total change in net unrealized depreciation	(128,011,333)

Net loss on investments	(23,154,814)

Net decrease in net assets resulting from operations	$(10,548,235)

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/22*	Year ended 9/30/21
Operations
Net investment income	$12,606,579	$24,898,416
Net realized gain on investments
and foreign currency transactions	104,856,519	374,267,864
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(128,011,333)	235,981,138
Net increase (decrease) in net assets resulting
from operations	(10,548,235)	635,147,418
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(23,830,641)	(7,846,005)
Class B	(137,991)	—
Class C	(1,404,201)	—
Class P	(5,784,755)	(2,572,390)
Class R	(228,747)	(35,820)
Class R5	(243,782)	(101,874)
Class R6	(6,515,025)	(3,046,117)
Class Y	(4,712,689)	(2,062,795)
Net realized short-term gain on investments
Class A	(71,647,874)	—
Class B	(1,210,470)	—
Class C	(9,146,060)	—
Class P	(13,372,560)	—
Class R	(885,982)	—
Class R5	(623,891)	—
Class R6	(15,648,863)	—
Class Y	(11,989,469)	—
From net realized long-term gain on investments
Class A	(142,212,700)	—
Class B	(2,402,642)	—
Class C	(18,153,866)	—
Class P	(26,542,976)	—
Class R	(1,758,571)	—
Class R5	(1,238,351)	—
Class R6	(31,061,174)	—
Class Y	(23,797,701)	—
Increase (decrease) from capital share transactions (Note 4)	290,258,821	(285,162,845)
Total increase (decrease) in net assets	(134,840,395)	334,319,572

NET ASSETS
Beginning of period	3,062,399,843	2,728,080,271
End of period	$2,927,559,448	$3,062,399,843

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 105

Financial highlights

(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2022**	$20.95	.08	(.06)	.02	(.29)	(2.57)	(2.86)	$18.11	(.44)*	$1,694,132	.51*	.39*	114*
September 30, 2021	16.98	.15	3.91	4.06	(.09)	—	(.09)	20.95	23.97	1,762,933	1.02	.77	168
September 30, 2020	15.91	.18	1.15	1.33	(.26)	—	(.26)	16.98	8.40	1,548,612	1.05	1.16	194
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
Class B
March 31, 2022**	$20.35	—[e]	(.06)	(.06)	(.10)	(2.57)	(2.67)	$17.62	(.83)*	$25,653	.88*	(.01)*	114*
September 30, 2021	16.54	—[e]	3.81	3.81	—	—	—	20.35	23.04	31,070	1.77	.01	168
September 30, 2020	15.49	.06	1.11	1.17	(.12)	—	(.12)	16.54	7.58	35,437	1.80	.40	194
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
Class C
March 31, 2022**	$19.40	—[e]	(.05)	(.05)	(.13)	(2.57)	(2.70)	$16.65	(.81)*	$194,927	.88*	.01*	114*
September 30, 2021	15.77	—[e]	3.63	3.63	—	—	—	19.40	23.02	213,419	1.77	.03	168
September 30, 2020	14.79	.06	1.07	1.13	(.15)	—	(.15)	15.77	7.63	208,217	1.80	.41	194
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
Class P
March 31, 2022**	$21.29	.12	(.08)	.04	(.37)	(2.57)	(2.94)	$18.39	(.35)*	$331,788	.32*	.58*	114*
September 30, 2021	17.25	.23	3.97	4.20	(.16)	—	(.16)	21.29	24.45	323,609.64		1.16	168
September 30, 2020	16.16	.25	1.17	1.42	(.33)	—	(.33)	17.25	8.82	274,824.65		1.56	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 107

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R
March 31, 2022**	$20.40	.05	(.06)	(.01)	(.22)	(2.57)	(2.79)	$17.60	(.58)*	$19,832	.64*	.26*	114*
September 30, 2021	16.52	.10	3.81	3.91	(.03)	—	(.03)	20.40	23.68	23,901	1.27	.52	168
September 30, 2020	15.49	.14	1.11	1.25	(.22)	—	(.22)	16.52	8.10	22,172	1.30	.92	194
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
Class R5
March 31, 2022**	$21.22	.10	(.06)	.04	(.34)	(2.57)	(2.91)	$18.35	(.35)*	$15,231	.39*	.51*	114*
September 30, 2021	17.20	.21	3.94	4.15	(.13)	—	(.13)	21.22	24.24	15,534.78		1.02	168
September 30, 2020	16.11	.23	1.16	1.39	(.30)	—	(.30)	17.20	8.70	13,979.79		1.43	194
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
Class R6
March 31, 2022**	$21.29	.11	(.06)	.05	(.36)	(2.57)	(2.93)	$18.41	(.28)*	$365,728	.34*	.56*	114*
September 30, 2021	17.25	.23	3.96	4.19	(.15)	—	(.15)	21.29	24.41	390,780.68		1.12	168
September 30, 2020	16.16	.25	1.16	1.41	(.32)	—	(.32)	17.25	8.79	353,696.69		1.52	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
Class Y
March 31, 2022**	$21.24	.10	(.06)	.04	(.34)	(2.57)	(2.91)	$18.37	(.34)*	$280,269	.39*	.51*	114*
September 30, 2021	17.21	.21	3.95	4.16	(.13)	—	(.13)	21.24	24.27	301,154.77		1.03	168
September 30, 2020	16.12	.23	1.16	1.39	(.30)	—	(.30)	17.21	8.67	271,142.80		1.41	194
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 109

Notes to financial statements 3/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through March 31, 2022.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

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Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

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To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

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The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent

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and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. At the close of the reporting period, the fund has deposited cash valued at $100,294 in a segregated account to cover margin requirements on open swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract.

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The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a

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segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $899,418 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $110,911 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

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The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,488,666,105, resulting in gross unrealized appreciation and depreciation of $638,173,814 and $99,005,067, respectively, or net unrealized appreciation of $539,168,747.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.290% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

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The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,212,967	Class R5	11,723
Class B	19,762	Class R6	96,833
Class C	143,017	Class Y	204,327
Class P	16,711	Total	$1,720,278
Class R	14,938

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $983 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,169, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

118 Dynamic Asset Allocation Growth Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,195,969
Class B	1.00%	1.00%	143,375
Class C	1.00%	1.00%	1,036,632
Class R	1.00%	0.50%	54,098
Total			$3,430,074

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $113,904 from the sale of class A shares and received $765 and $1,184 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,499 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,251,387,538	$3,170,991,022
U.S. government securities (Long-term)	—	—
Total	$3,251,387,538	$3,170,991,022

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	2,658,238	$51,664,576	5,202,128	$102,703,778
Shares issued in connection with
reinvestment of distributions	12,246,228	230,351,542	405,481	7,598,716
	14,904,466	282,016,118	5,607,609	110,302,494
Shares repurchased	(5,488,737)	(106,155,222)	(12,668,600)	(247,381,553)
Net increase (decrease)	9,415,729	$175,860,896	(7,060,991)	$(137,079,059)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	12,749	$240,762	13,042	$253,539
Shares issued in connection with
reinvestment of distributions	201,807	3,701,134	—	—
	214,556	3,941,896	13,042	253,539
Shares repurchased	(285,382)	(5,467,569)	(629,188)	(12,068,869)
Net decrease	(70,826)	$(1,525,673)	(616,146)	$(11,815,330)

Dynamic Asset Allocation Growth Fund 119

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	672,596	$12,064,791	1,280,037	$23,412,504
Shares issued in connection with
reinvestment of distributions	1,649,114	28,579,154	—	—
	2,321,710	40,643,945	1,280,037	23,412,504
Shares repurchased	(1,612,195)	(28,880,074)	(3,486,076)	(63,876,864)
Net increase (decrease)	709,515	$11,763,871	(2,206,039)	$(40,464,360)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class P	Shares	Amount	Shares	Amount
Shares sold	3,529,313	$69,101,890	16,626,343	$303,630,010
Shares issued in connection with
reinvestment of distributions	2,392,652	45,699,657	135,584	2,572,390
	5,921,965	114,801,547	16,761,927	306,202,400
Shares repurchased	(3,085,830)	(59,924,193)	(17,491,076)	(320,849,262)
Net increase (decrease)	2,836,135	$54,877,354	(729,149)	$(14,646,862)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	59,476	$1,124,745	183,871	$3,518,075
Shares issued in connection with
reinvestment of distributions	155,809	2,851,306	1,917	35,062
	215,285	3,976,051	185,788	3,553,137
Shares repurchased	(259,960)	(5,142,624)	(356,101)	(6,634,404)
Net decrease	(44,675)	$(1,166,573)	(170,313)	$(3,081,267)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	24,761	$489,022	41,962	$842,118
Shares issued in connection with
reinvestment of distributions	110,551	2,105,995	5,376	101,874
	135,312	2,595,017	47,338	943,992
Shares repurchased	(37,353)	(739,436)	(128,339)	(2,520,467)
Net increase (decrease)	97,959	$1,855,581	(81,001)	$(1,576,475)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,401,754	$27,826,873	3,077,179	$61,134,345
Shares issued in connection with
reinvestment of distributions	2,758,486	52,687,081	159,375	3,028,123
	4,160,240	80,513,954	3,236,554	64,162,468
Shares repurchased	(2,647,066)	(51,888,125)	(5,385,420)	(108,026,994)
Net increase (decrease)	1,513,174	$28,625,829	(2,148,866)	$(43,864,526)

120 Dynamic Asset Allocation Growth Fund

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,073,996	$40,951,008	3,974,687	$78,218,547
Shares issued in connection with
reinvestment of distributions	2,044,328	38,985,344	104,115	1,975,065
	4,118,324	79,936,352	4,078,802	80,193,612
Shares repurchased	(3,039,691)	(59,968,816)	(5,657,368)	(112,828,578)
Net increase (decrease)	1,078,633	$19,967,536	(1,578,566)	$(32,634,966)

At the close of the reporting period, the Putnam RetirementReady Funds owned 10.5% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 3/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$30,676,305	$38,688,672	$69,364,977	$6,011	$—
Putnam Short Term
Investment Fund**	253,452,744	525,546,532	593,749,511	113,277	185,249,765
Total Short-term
investments	$284,129,049	$564,235,204	$663,114,488	$119,288	$185,249,765

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing

Dynamic Asset Allocation Growth Fund 121

arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased currency option contracts (contract amount)	$33,200,000
Written equity option contracts (contract amount)	$—*
Written currency option contracts (contract amount)	$33,200,000
Futures contracts (number of contracts)	5,000
Forward currency contracts (contract amount)	$1,354,300,000
Centrally cleared interest rate swap contracts (notional)	$224,800,000
OTC total return swap contracts (notional)	$249,800,000
Centrally cleared total return swap contracts (notional)	$198,400,000
OTC credit default contracts (notional)	$10,400,000
Centrally cleared credit default contracts (notional)	$61,300,000
Warrants (number of warrants)	1,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

122 Dynamic Asset Allocation Growth Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$2,286,946*	Payables	$728,774
Foreign exchange
contracts	Receivables	1,597,981	Payables	1,427,183
	Investments,
	Receivables, Net
	assets — Unrealized
Equity contracts	appreciation	11,784,622*	Payables	3,703,943
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	7,326,256*	Unrealized depreciation	13,665,725*
Total		$22,995,805		$19,525,625

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(1,333,972)	$(1,333,972)
Foreign exchange contracts	(694,613)	—	(2,651,765)	—	$(3,346,378)
Equity contracts	(201,554)	(9,634,547)	—	793,596	$(9,042,505)
Interest rate contracts	—	8,414,808	—	(7,658,490)	$756,318
Total	$(896,167)	$(1,219,739)	$(2,651,765)	$(8,198,866)	$(12,966,537)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$143,414	$143,414
Foreign exchange
contracts	—	(30,246)	—	2,118,957	—	$2,088,711
Equity contracts	32,732	—	11,495,347	—	2,791,264	$14,319,343
Interest rate
contracts	—	—	(2,275,960)	—	(4,776,133)	$(7,052,093)
Total	$32,732	$(30,246)	$9,219,387	$2,118,957	$(1,841,455)	$9,499,375

Dynamic Asset Allocation Growth Fund 123

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$—	$215,769	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$215,769
OTC Total return swap contracts*#	—	—	—	—	—	—	—	3,705,490	—	—	—	—	—	—	—	—	3,705,490
Centrally cleared total return swap
contracts§	—	—	143,261	—	—	—	—	—	—	—	—	—	—	—	—	—	143,261
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	243,212	336,817	306,759	—	207,647	36,017	213,335	—	—	—	—	1,343,787
Centrally cleared credit default
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	806,760	—	—	—	—	—	407,145	—	—	—	—	—	—	1,213,905
Forward currency contracts#	150,355	433	—	—	220,035	—	—	472,486	189,929	—	—	—	366,635	179,494	18,614	—	1,597,981
Total Assets	$150,355	$433	$359,030	$806,760	$220,035	$243,212	$336,817	$4,484,735	$189,929	$614,792	$36,017	$213,335	$366,635	$179,494	$18,614	$—	$8,220,193
Liabilities:
Centrally cleared interest rate swap
contracts§	—	—	338,134	—	—	—	—	—	—	—	—	—	—	—	—	—	338,134
OTC Total return swap contracts*#	—	—	—	—	—	—	—	3,703,943	—	—	—	—	—	—	—	—	3,703,943
Centrally cleared total return swap
contracts§	—	—	39,115	—	—	—	—	—	—	—	—	—	—	—	—	—	39,115
OTC Credit default contracts —
protection sold*#	34,704	—	—	—	—	283,565	41,781	236,821	—	26,895	—	105,008	—	—	—	—	728,774
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default
contracts§	—	—	18,683	—	—	—	—	—	—	—	—	—	—	—	—	—	18,683
Futures contracts§	—	—	—	3,243,076	—	—	—	—	—	155,156	—	—	—	—	—	—	3,398,232
Forward currency contracts#	38,792	—	—	—	—	—	—	304,423	7,870	—	—	81,113	135,920	—	—	859,065	1,427,183
Total Liabilities	$73,496	$—	$395,932	$3,243,076	$—	$283,565	$41,781	$4,245,187	$7,870	$182,051	$—	$186,121	$135,920	$—	$—	$859,065	$9,654,064
Total Financial and Derivative
Net Assets	$76,859	$433	$(36,902)	$(2,436,316)	$220,035	$(40,353)	$295,036	$239,548	$182,059	$432,741	$36,017	$27,214	$230,715	$179,494	$18,614	$(859,065)	$(1,433,871)
Total collateral received (pledged)†##	$30,061	$—	$—	$—	$180,000	$(40,353)	$295,036	$239,548	$150,000	$230,000	$36,017	$—	$20,000	$179,494	$10,000	$—
Net amount	$46,798	$433	$(36,902)	$(2,436,316)	$40,035	$—	$—	$—	$32,059	$202,741	$—	$27,214	$210,715	$—	$8,614	$(859,065)

124 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 125

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received
(including TBA commitments)**	$30,061	$—	$—	$—	$180,000	$—	$360,000	$400,000	$150,000	$230,000	$101,594	$—	$20,000	$193,248	$10,000	$—	$1,674,903
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$(487,677)	$—	$(110,911)	$—	$—	$—	$(2,112,714)	$—	$—	$—	$—	$—	$—	$(2,711,302)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $11,148,908 and $6,485,841, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023.ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

126 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 127

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

128 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 23, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 23, 2022